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                                                                   EXHIBIT 10.31

                                OMNIBUS AGREEMENT

                            For a 17 Hotel Conversion

     THIS OMNIBUS AGREEMENT FOR A 17 HOTEL CONVERSION (this "Agreement") is made and entered into this 25th day of March, 2003, by and between, (a) on the one hand, Residence Inn By Marriott, Inc., a Delaware corporation ("RIBM") and TownePlace Management Corporation, a Delaware corporation ("TPMC"), affiliates of Marriott International, Inc., a Delaware corporation ("Marriott"); and (b) on the other hand, Innkeepers USA Trust, a Maryland real estate investment trust ("Innkeepers Trust"); Innkeepers Hospitality, Inc. and its sister corporations (collectively, "Outgoing Lessees"); Innkeepers Hospitality Management, Inc., a Virginia corporation ("New Manager"); KPA Leaseco, Inc. and its sister corporations, indirect subsidiaries of Innkeepers Trust (each, a "New Lessee/Franchisee," and, collectively, "New Lessees/Franchisees"), and the other affiliates of Innkeepers Trust that are executing this Agreement (collectively, Innkeepers Trust, Outgoing Lessees, New Manager, New Lessees, and such affiliates are the "Innkeepers Conversion Parties," and, individually, any one of them is an "Innkeepers Conversion Party").

                                    RECITALS

     WHEREAS, the Innkeepers Conversion Parties comprise the current owners and lessees of the seventeen (17) hotel properties listed in Schedule R-1 hereto (each, a "Conversion Hotel," and, collectively, the "Conversion Hotels"), as well as the proposed new lessees and new manager of the Conversion Hotels following the consummation of the transactions contemplated herein and certain reorganizations among the Innkeepers Conversion Parties;

     WHEREAS, each of the Conversion Hotels is currently managed by RIBM or TPMC, as indicated in Schedule R-1 pursuant to the existing management agreements identified in Schedule R-1 (each, an "Outgoing Management Agreement," and, collectively, the "Outgoing Management Agreements");

     WHEREAS, in order to effect the conversion of each Conversion Hotel from being a managed hotel to being a franchised hotel (the "Conversion"), the Innkeepers Conversion Parties and Marriott, in accordance with the terms and conditions set forth herein, will terminate each Outgoing Management Agreement and enter into a franchise agreement for each Conversion Hotel (each, together with its attachments and related agreements, a "New Franchise Agreement," and, collectively, the "New Franchise Agreements"), on the date indicated opposite such Conversion Hotel in Schedule R-1 (each, a "Conversion Date," and collectively, the "Conversion Dates");

     WHEREAS, in lieu of the fees that would otherwise become due and owing from the Innkeepers Conversion Parties under the Outgoing Management Agreements, the Innkeepers Conversion Parties will pay to Marriott a conversion fee in accordance with the terms and conditions set forth herein; and

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     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.   DEFINITIONS

     1.1. The following terms shall have the following meanings:

          1.1.1. "Affiliate(s)" means any individual or entity directly or indirectly through one or more intermediaries, Controlling, Controlled by or under common Control with a party. The term "Control" means, with respect to a corporation, partnership, limited liability company, or other entity: (a) the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the equity interests of such entity or Controlled corporation, and, (b) otherwise, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such entity.

          1.1.2. "Claims" means any and all suits, claims, controversies, rights, promises, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action of every nature, character, and description, in law or in equity, whether presently known or unknown, vested or contingent, suspected or unsuspected.

          1.1.3. "Confidential Information" means each party's confidential and proprietary business and technical information, whether provided prior to or subsequent to the execution of this Agreement, including written materials as well as information transferred orally, visually, electronically or by other means, together with the analyses, compilations, studies or other documents prepared by a party or its representatives that contain or otherwise reflect any of such information (and any copies of the foregoing). Without limiting the generality of the foregoing, the provisions of this Agreement shall constitute Confidential Information.

          1.1.4. "Franchise Documents" means, collectively, this Agreement, the Termination Agreements, the New Franchise Agreements, and the related agreements, instruments and certificates contemplated thereby, including without limitation Guaranties, Manager Acknowledgments and Owner Agreements.

          1.1.5. "Generation 1 Residence Inn Hotel" means each of the Conversion Hotels designated as a Generation 1 hotel on the list attached hereto in Schedule R-1.

          1.1.6. "Gross Room Revenues" has the meaning for such term set forth in the Reference Agreement.

          1.1.7. "GSS" means the guest satisfaction survey score under the Quality Assurance Program for the Residence Inn by Marriott system, or, as the case may be, for the

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          TownePlace Suites system, which score is utilized to measure the level of customer satisfaction with customers' experience, at a hotel.

          1.1.8. "Innkeepers Releasors" means the Innkeepers Conversion Parties, together with their respective Affiliates, subsidiaries, officers, directors, shareholders, members, trustees, partners, employees, predecessors, attorneys, agents, representatives, successors and assigns, in all cases jointly and severally.

          1.1.9. "Marriott Brand" means any hotels, lodging facilities, restaurants or other business operations of any type whatsoever operated by, or operated pursuant to a license granted by, Marriott or its subsidiaries and Affiliates, at any and all locations, including, without limitation, Marriott Hotels, Resorts and Suites hotels; Renaissance Hotels, Resorts and Suites hotels; Courtyard by Marriott hotels; Fairfield Inn hotels; Fairfield Suites hotels; Fairfield Inn & Suites hotels; SpringHill Suites by Marriott hotels; TownePlace Suites by Marriott hotels; Residence Inn by Marriott hotels; Ritz-Carlton hotels; and ExecuStay by Marriott extended stay lodging facilities.

          1.1.10. "Marriott Releasees" means each of Marriott, RIBM and TPMC, and each of their respective Affiliates, subsidiaries, officers, directors, shareholders, employees, predecessors, attorneys, agents, representatives, successors and assigns.

          1.1.11. "New Denver Residence Inn" means any Residence Inn by Marriott hotel comprising up to Two Hundred Fifty (250) rooms developed, promoted, constructed, owned, leased, acquired and/or operated by Marriott or a third-party licensee of Marriott, other than by the Innkeepers Conversion Parties, and to be located in the Denver, Colorado central business district.

          1.1.12. "Quality Assurance Program" means the brand specific program utilized by Marriott, as amended from time to time, to measure the performance of the hotels under each of the Marriott Brands. The Quality Assurance Program consists of two components: (a) the GSS; and (b) the Quality Assurance Review, which is a review that is conducted twice a year to measure a hotel's performance in key operational areas.

          1.1.13. "Red Zone Hotel" means each Conversion Hotel that has been identified as being in the Red Zone under and pursuant to the Quality Assurance Program.

          1.1.14. "Reference Agreement" means the form of Residence Inn Franchise Agreement attached hereto as Exhibit C, which form shall provide the basis for each New Franchise Agreement contemplated herein.

          1.1.15. "Special Circumstances" has the meaning set forth for such term in the Reference Agreement.

          1.1.16. "Termination Agreement" means the agreements to be executed by and between Marriott, RIBM and/or TPMC, and the applicable Innkeepers Conversion Parties for

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               the purpose of terminating the Outgoing Management Agreements, in a form substantially similar to the form of Termination of Outgoing Management Agreement set forth in Exhibit B.

          1.1.17. "Yellow Zone Hotel" means each Conversion Hotel that has been identified as being in the Yellow Zone under and pursuant to the Quality Assurance Program.

     1.2. Each Conversion Hotel may be referred to herein by the name assigned to such Conversion Hotel in Schedule R-1.

     1.3. The term Innkeepers Conversion Parties shall mean those specific constituent entities composing the Innkeepers Conversion Parties as required by the context, provided, however, that:

          1.3.1. Unless specifically provided otherwise, all representations, warranties and acknowledgments given by the Innkeepers Conversion Parties, and all releases granted by the Innkeepers Conversion Parties shall be deemed given and granted by all of the Innkeepers Conversion Parties, jointly and severally;

          1.3.2. Innkeepers Trust shall guaranty, and hereby agrees to guaranty, the performance of each of the obligations of each of the Innkeepers Conversion Parties under this Agreement, regardless of whether or not this Agreement directly assigns such obligation to Innkeepers Trust; and

          1.3.3. Marriott and its Affiliates shall be entitled to rely upon all actions taken, and all agreements entered into, by Innkeepers Trust for and on behalf of the other entities and persons constituting the Innkeepers Conversion Parties, and such actions and agreements shall be binding upon all such other entities and persons.

2.   CONVERSIONS

     2.1. Conversion. Subject to the terms and conditions of this Agreement, Marriott, RIBM, TPMC, and the Innkeepers Conversion Parties shall terminate the Outgoing Management Agreements and enter into the New Franchise Agreements on the Conversion Dates set forth in Schedule R-1.

     2.2. Deferral of Conversion Date.

          2.2.1. Innkeepers Trust may defer the Conversion of any of the Conversion Hotels (each a "Deferred Hotel", and, collectively, "Deferred Hotels"), through the Accounting Period ending on Friday, August 15, 2003, by giving written notice thereof to Marriott no later than thirty (30) days prior to the Conversion Date for such Deferred Hotel(s). Such notice shall state the date upon which Innkeepers Trust desires to complete such Conversion, and Marriott and RIBM and/or TPMC shall use their commercially reasonable efforts to accommodate such request on or after

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               such date (the actual date(s) of the Conversion becoming the new
               Conversion Date(s) for such Deferred Hotel(s)). Each such Deferred Hotel shall have a Conversion Date that coincides with the end of an Accounting Period.

          2.2.2. The Innkeepers Conversion Parties acknowledge and agree that
               (a) Marriott has agreed to accommodate the Innkeepers Conversion Parties' request for enhanced deferral rights in order to give the Innkeepers Conversion Parties greater flexibility in working with their lenders, among other things, and (b) the deferral of a Conversion Date may reasonably be expected to cause difficulties relating to the operations of any Deferred Hotel, including, but not limited to, the maintenance of a trained staff and, particularly, key management personnel. For their part, each of RIBM and TPMC, as the case may be, agrees to use its reasonable commercial efforts to address such operational difficulties. For their part, the Innkeepers Conversion Parties agree to hold harmless, and to not bring Claims against, RIBM, TPMC, and Marriott, with respect to, or arising from, any such operations difficulties relating to such deferral and the commercially reasonable efforts of RIBM and TPMC, as the case may be, to mitigate same.

     2.3. Conditions Precedent to Marriott's Obligations to Convert. Notwithstanding any provision to the contrary, Marriott shall not be obligated to complete the Conversion of any Conversion Hotel unless:

          2.3.1. The Innkeepers Conversion Parties shall have executed and delivered to Marriott (a) the Termination Agreement; (b) the New Franchise Agreement; and (c) all other Franchise Documents relating to the subject Conversion Hotel;

          2.3.2. On each Conversion Date, no Innkeepers Conversion Party shall be in breach of any material provision of any existing management, franchise or other agreement between Marriott or any of its Affiliates and such Innkeepers Conversion Party;

          2.3.3. Without limiting the generality of the provisions of Section 2.3.2, on each Conversion Date, all Innkeepers Conversion Parties shall have satisfied all monetary obligations owed by them to Marriott and its Affiliates as of the Conversion Dates, including but not limited to, the Conversion Fees that the Innkeepers Conversion Parties will owe Marriott as a result of the transactions contemplated by this Agreement;

          2.3.4. Each of the Innkeepers Conversion Parties' representations, warranties and covenants contained in Section 8.1 and in all other Franchise Documents shall have been true and correct on the date when given, and shall be true and correct on the Conversion Dates as though made on and as of such dates, as further evidenced by the execution of an officer's certificate, in the form substantially similar to the certificate set forth in Exhibit A (the "Officer's Certificate"), by the Innkeepers Conversion Parties, as of the Conversion Dates;

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          2.3.5. The Innkeepers Conversion Parties on behalf of themselves and the Innkeepers Releasors, shall have executed and delivered to Marriott a general release substantially in the form attached to the Termination Agreement, to be effective as of each Conversion Dates with respect to the applicable Conversion Hotel. The Innkeepers Conversion Parties hereby agree that the failure to execute and deliver such release shall be an event of default under this Agreement, the applicable Termination Agreements, and such New Franchise Agreements, and a failure of consideration for the termination of the Outgoing Management Agreement(s), giving Marriott the right to terminate any or all such agreements by delivering written notice to Innkeepers Trust; provided, however, that the Innkeepers Conversion Parties' failure to execute and deliver such release shall not, by itself, give Marriott, RIBM or TPMC the right to terminate any Outgoing Management Agreement(s).

     2.4. Conditions Precedent to the Innkeepers Conversion Parties Obligations to Convert. Notwithstanding any provision to the contrary, the Innkeepers Conversion Parties shall not be obligated to complete the Conversion of any Conversion Hotel unless:

          2.4.1. Marriott and its Affiliates shall have executed and delivered to the Innkeepers Conversion Parties (a) the Termination Agreement; (b) the New Franchise Agreement; and (c) all other Franchise Documents relating to such Conversion Hotel; and

          2.4.2. The Innkeepers Conversion Parties shall have received the approval of its lenders' with respect to such Conversion Hotel, to the extent required, and in accordance with the provisions of
               Article 11.

     2.5. The parties acknowledge and agree that the Innkeepers Conversion Parties are in the process of undergoing intra-company restructuring as a result of the REIT Modernization Act, and that, as a result, in the course of the Conversions, or following them, the roles of the Innkeepers Conversion Parties may change, including, without limitation, entities defined in this Agreement as "Outgoing Lessees" may become the franchisee under a New Franchise Agreement in lieu of any identified "New Lessee/Franchisee." Such changes shall be subject to the ordinary approval by Marriott required in the Franchise Documents, and the Innkeepers Conversion Parties shall confirm any such changes in the Officer's Certificates delivered by the Innkeepers Conversion Parties at each Conversion.

3.   FORMS OF FRANCHISE AGREEMENTS

     3.1. General. Each of the New Franchise Agreements shall be substantially similar to the Reference Agreement, provided that: (a) the New Franchise Agreements shall contain the modifications set forth in this Agreement; (b) the New Franchise Agreements may contain changes reasonably determined by Marriott to be necessary to satisfy Marriott's obligations under state and Federal franchise and securities laws and regulations; and (c) the New Franchise Agreement for Horsham TPS will contain brand-specific provisions

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          applicable to the TownePlace Suites brand as of the Conversion Date for Horsham TPS, together with the modifications contemplated herein.

     3.2. Royalty Fee. The royalty fee in each of the New Franchise Agreements shall be six and one-half percent (6 1/2%) of Gross Room Revenues for the first ten (10) years of the term of the New Franchise Agreement and shall be five percent (5%) of Gross Room Revenues thereafter for the remaining term of the New Franchise Agreement; except that, in the case of Louisville (North) RI, the royalty fee shall be six and one-half percent (6 1/2%) of Gross Room Revenues for the first three
          (3) years of the term of the New Franchise Agreement for Louisville (North) RI and five percent (5%) thereafter.

     3.3. Term of the New Franchise Agreements. Each of the New Franchise Agreements shall have the term set forth in Schedule 3.3. Neither Marriott nor the Innkeepers Conversion Parties shall have the right to renew the New Franchise Agreements.

     3.4. Special Termination Rights.

          3.4.1. Notwithstanding any provision in the Franchise Documents to the contrary, in the event that the Innkeepers Conversion Parties have not sold the Eden Prairie RI on or prior to the fourth (4th) anniversary of its Conversion Date, then Marriott shall have the right to terminate the New Franchise Agreement of such Conversion Hotel without liability to the Innkeepers Conversion Parties. Marriott may exercise such right by delivering to the applicable New Lessee/Franchisee written notice at least six (6) months prior to the date of termination set forth on such notice. Marriott shall forbear from seeking any liquidated damages owed with respect to such termination and any termination fee in connection with such termination, on condition that the Innkeepers Conversion Parties have: (i) provided Marriott with a limited release and covenant not to sue whereby the Innkeepers Conversion Parties agree and covenant that in no event will any of them commence any litigation or other legal or administrative proceeding against Marriott, whether in law or equity, relating to any Claim, arising out of or in any way connected with or related to Marriott's exercise of its rights under this Section 3.4.1, or any facts related to or action taken by Marriott in connection with its exercise of such rights; and (ii) entered into a termination agreement with Marriott on Marriott's then-existing standard form relating to the applicable Conversion Hotel, which termination agreement shall contain the limited release and covenant not to sue set forth in (i) above in lieu of the standard general release.

          3.4.2. Notwithstanding any provision in the Franchise Documents to the contrary, Marriott shall have the right to terminate the New Franchise Agreement for any Conversion Hotel that is designated a Generation 1 Residence Inn Hotel in Schedule R-1, in the event that any such hotel is a Yellow Zone Hotel at any time after the tenth (10th) contract year of such New Franchise Agreement; provided however, the applicable New Lessee/Franchisee shall have an opportunity to cure, on terms and conditions similar to, and subject to, the termination provisions applicable to Red Zone Hotels at such time. Marriott shall exercise its termination right herein by

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               delivering written notice of termination to such New
               Lessee/Franchisee. The effective date of termination of such New Franchise Agreement shall be twelve (12) months after the date of the delivery of the notice (the "Termination Notice Period"). The applicable New Lessee/Franchisee shall not be required to pay royalties during the Termination Notice Period, provided that, during such Termination Notice Period, such New Lessee/Franchisee continues to operate the applicable Conversion Hotel (a) strictly in accordance with Marriott's system standards relating to life safety issues and critical items, and (b) substantially in accordance with all other system standards. Marriott shall forbear from seeking any liquidated damages owed with respect to such termination and any termination fee in connection with such termination, on condition that the Innkeepers Conversion Parties have: (i) provided Marriott with a limited release and covenant not to sue whereby the Innkeepers Conversion Parties agree and covenant that in no event will any of them commence any litigation or other legal or administrative proceeding against Marriott, whether in law or equity, relating to any Claim, arising out of or in any way connected with or related to Marriott's exercise of its rights under this Section 3.4.2, or any facts related to or action taken by Marriott in connection with its exercise of such rights; and (ii) entered into a termination agreement with Marriott on Marriott's then-existing standard form relating to the applicable Conversion Hotel, which termination agreement shall contain the limited release and covenant not to sue set forth in (i) above in lieu of the standard general release.

4.   ACKNOWLEDGMENT AND RELEASE

     4.1. Acknowledgement and Release. The Innkeepers Conversion Parties acknowledge and agree that Marriott, its subsidiaries, Affiliates and partners, and their respective successors and assigns, have and retain the right to develop, promote, construct, own, lease, acquire and/or operate the New Denver Residence Inn. The Innkeepers Conversion Parties, for themselves and the Innkeepers Releasors, and for all other persons and entities acting on their behalf or claiming under any of them, release and forever discharge the Marriott Releasees from any and all Claims arising under, relating to or in connection with such development, promotion, construction, ownership, lease, acquisition and/or operation of the New Denver Residence Inn, as further provided in Article 12.

5. CONVERSION FEE. The Innkeepers Conversion Parties shall pay a Conversion Fee (as defined in Schedule 5 (Conversion Fee)) for each Conversion Hotel to Marriott in accordance with the terms and conditions of Schedule 5 (Conversion Fee).

6. TERMINATION FEE

     6.1. Payment Obligation. Without limiting the Innkeepers Conversion Parties' obligations relating to termination under this Agreement and under the New Franchise Agreements, if, during the Conversion Fee Payout Period (as such term is defined in Schedule 5 (Conversion Fee)) any Conversion Hotel ceases to do business under the Residence Inn by Marriott or TownePlace Suites by Marriott system, as applicable, or is transferred by

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          the Innkeepers Conversion Parties to a third party, the Innkeepers
          Conversion Parties shall pay to Marriott a termination fee (the "Termination Fee") with respect to such terminated or transferred Conversion Hotel.

     6.2. Termination Fee Determination. The Termination Fee shall be equal to the sum of the Allocated Amount of the Base Amount (as defined in Schedule 5 (Conversion Fee)) of such Conversion Hotel, plus an amount to compensate Marriott for the loss of one and one-half percent (1 1/2%) of Gross Room Revenues that would be due for the remainder of the ten (10) year period (the "Rooms Revenue Royalty Shortfall"). The Rooms Revenue Royalty Shortfall shall be calculated by taking the average monthly Gross Room Revenues from the twelve (12) month period preceding such transfer or termination, multiplied by one and one half percent (1 1/2%), multiplied by the number of months remaining in the ten (10) year period (except in the case of the Louisville (North) RI, in which case the multiplier shall be the number of months remaining in the three (3) year period). Notwithstanding the foregoing, in the event that the Innkeepers Conversion Parties choose to spread the payment of the Termination Fee over the remainder of the ten or three year period, as applicable (pursuant to Section 6.3 below), the Termination Fee shall consist only of the Rooms Revenue Royalty Shortfall, and the Allocated Portion of the Base Amount for each applicable Conversion Hotel shall be reallocated as described in
          Schedule 5 (Conversion Fee).

     6.3. Termination Fee Payment. The Termination Fee shall be payable, in the discretion of Innkeepers Trust, as a lump sum payment at an eight and three-quarters percent (8.75%) discount or may be spread, pro rata, over the remainder of the ten (10) year period (or three (3) year period, in the case of the Louisville (North) RI); provided that the portion of the Termination Fee calculated by reference to the Rooms Revenue Royalty Shortfall shall be adjusted, from year to year, by any change in the Consumer Price Index (as defined in Schedule 5 (Conversion Fee)) using calendar year 2002 as the base year.

          6.3.1. The Termination Fee shall be in addition to any other fees or costs payable by the Innkeepers Conversion Parties in connection with such termination, including, without limitation, liquidated damages. Notwithstanding any provision to the contrary, in the event that the Innkeepers Conversion Parties pay both liquidated damages and a Termination Fee, the liquidated damages that are due and payable under the New Franchise Agreements shall be calculated by using a five percent (5%) royalty fee rate, in place of the six and one half percent (6 1/2%) royalty fee rate that would have been otherwise due and payable.

          6.3.2. In the event that the Innkeepers Conversion Parties choose to pay the Termination Fee in a lump sum, such lump sum payment shall be paid within forty-five (45) days after the date on which the Conversion Hotel ceases to do business under the Residence Inn by Marriott or TownePlace Suites by Marriott system, as applicable, or is transferred by the Innkeepers Conversion Parties to a third party (the "Termination Date").

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          6.3.3. In the event that the Innkeepers Conversion Parties choose to spread the payment of the Termination Fee over the remainder of the ten or three year period, as applicable, the first such pro rata portion of the Termination Fee due shall be paid within forty-five (45) days after the Termination Date, and each successive pro rata portion of the Termination Fee due shall be made on the anniversary date of the Termination Date in each successive calendar year.

7.   REPRESENTATIONS, WARRANTIES AND COVENANTS

     7.1. Innkeeper Conversion Parties Representations, Warranties and Covenants. Each of the Innkeepers Conversion Parties hereby represents, warrants and covenants to each of Marriott, RIBM and TPMC (collectively, the "Marriott Companies") as follows, which representations, warranties and covenants shall be true at and as of each of the Conversion Dates, and shall be confirmed at and as of each such Conversion Date, by the execution of the Officer's Certificate by the Innkeepers Conversion Parties:

          7.1.1. Schedule 7.1.1 (Innkeepers Entities) contains a complete and accurate description of the current ownership structure of the Innkeepers Conversion Parties; the owners, lessees, managers and franchisees of the Conversion Hotels; and the primary debt obligation of each such owner as of the date hereof.

          7.1.2. Each of the Innkeepers Conversion Parties entities listed in
               Schedule 7.1.1 (Innkeepers Entities) is duly organized, validly existing and in good standing in the jurisdiction of its formation that is indicated in Schedule 7.1.1 (Innkeepers Entities). Each of the Innkeepers Conversion Parties is conducting its business activities in a manner that is consistent with the purposes set forth in its organic documents. None of the Innkeepers Conversion Parties is engaged in any activity or course of conduct prohibited by its organic documents.

          7.1.3. Each of the Innkeepers Conversion Parties that is entering into this Agreement and will enter into the Franchise Documents, has full power and authority to enter into the Franchise Documents to which it is or will be a party, and has obtained the necessary approvals of the Franchise Documents by its general partner, board of directors, or other managing or governing body, as the case may be, to consummate the transactions contemplated by the Franchise Documents.

          7.1.4. The execution, delivery and performance by each of the Innkeepers Conversion Parties of the Franchise Documents to which it is a party have been duly and validly approved and authorized by its general partner, board of directors, or other managing or governing body, as the case may be. The corporate and partnership officers identified in Schedule 7.1.4 (Innkeepers Officers) hereto hold the office of the Innkeepers Conversion Parties listed in Schedule 7.1.4 (Innkeepers Officers) and in such capacities are duly authorized to execute and deliver to Marriott each of the Franchise Documents on behalf of such Innkeepers Conversion Parties. The Innkeepers Conversion Parties, through the officers identified in Schedule 7.1.4 (Innkeepers Officers), have duly and validly executed and delivered the Franchise

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               Documents that have been executed and delivered by the Innkeepers
               Conversion Parties to date.

          7.1.5. The execution and delivery of the Franchise Documents by the Innkeepers Conversion Parties do not, and the performance by the Innkeepers Conversion Parties of their obligations thereunder, and the consummation of the transactions contemplated thereby will not, conflict with, result in a violation or breach of, constitute (with or without notice or lapse of time or both) a default under, result in or give to any person any right of payment or reimbursement, termination, cancellation, modification or acceleration of, or result in the creation or imposition of any lien upon any of the Conversion Hotels or any of the rights, assets or properties under the New Franchise Agreements under any of the terms, conditions or provisions of (i) the organic documents of the Innkeepers Conversion Parties, (ii) any laws applicable to the Innkeepers Conversion Parties, or (iii) any material contract, agreement or commitment to which any Innkeepers Conversion Party is a party or by which any Innkeepers Conversion Party or any of its assets or properties is bound.

          7.1.6. Except as may have already been obtained by the Innkeepers Conversion Parties, no consent or approval of any person or entity, including, without limitation, any lender or creditor of any of the Innkeepers Conversion Parties, is required by any of the Innkeepers Conversion Parties in connection with the execution and delivery of the Franchise Documents, or the consummation by the Innkeepers Conversion Parties of the transactions contemplated thereby. Each of the Innkeepers Conversion Parties represents that it has obtained the consent and approval of each of the lenders set forth in Schedule 11.1 prior to the date hereof or shall immediately obtain such consent and approval and have such consent and approval in place at least ten (10) days prior to the Conversion Date of the applicable Conversion Hotel.

          7.1.7. Other than comfort letters with respect to the Addison (Dallas) RI, Arlington (DFW -South) RI, Atlanta (Downtown) RI, Innkeepers Denver (Downtown) RI, San Mateo RI, Silicon Valley I RI and Silicon Valley II RI., which will be delivered by the respective Conversion Dates and which will be in the standard form of Marriott's comfort letter, no comfort letter or other instrument from Marriott is necessary or required by any lender or creditor of any of the Innkeepers Conversion Parties in connection with the execution and delivery of the Franchise Documents, or the consummation by the Innkeepers Conversion Parties of the transactions contemplated thereby.

          7.1.8. The entity designated as the owner of the Conversion Hotels in
               Schedule 7.1.1 (Innkeepers Entities) is the owner of such Conversion Hotels and has delivered a copy of the deed or other instrument of transfer evidencing such ownership. The Innkeepers Conversion Parties have delivered, or will by the Conversion Date, deliver to Marriott true and complete copies of all operating leases. Each such leases is valid and subsisting and there is no default or event or state of facts which with notice or passage of time may result in a default under the such leases.

          7.1.9. None of the Franchise Documents or other documents and written information furnished to Marriott by or on behalf of the Innkeepers Conversion Parties in connection with the transactions contemplated herein or in the other Franchise Documents contains any untrue statement of material fact or omits to state any material fact necessary in light of the circumstances in which it was made, to make the statements contained herein or therein not misleading.

     7.2. Indemnification. Each of the Innkeepers Conversion Parties and Innkeepers Releasors shall and hereby does indemnify and shall defend and save harmless the Marriott Releasees from and against all losses, costs, liabilities, damages, claims and expenses, of every kind and description, including reasonable attorneys' fees, arising out of or resulting from a breach of any of the representations, warranties or covenants set forth in Section 8.1. The Innkeepers Conversion Parties shall promptly give written notice to the Marriott Releasees of any such breach of which it becomes aware. The Marriott Releasees shall in any event have the right, through counsel of their choice at the Innkeepers Conversion Parties' expense, to control the defense or response to any legal action if it could affect the interests of the Marriott Releasees, and such undertaking by the Marriott Releasees shall not, in any manner or form, diminish the Innkeepers Conversion Parties' obligations to the Marriott Releasees hereunder.

     7.3. Marriott Companies' Representations, Warranties and Covenants. Each of the Marriott Companies hereby represents, warrants and covenants to the Innkeepers Conversion Parties as follows: (a) Each of the Marriott Companies is duly organized, validly existing and in good standing in the jurisdiction of its formation; (b) Each of the Marriott Companies has full power and authority to enter into and perform its obligations under the New Franchise Agreements to which it is or will be a party; and (c) the execution, delivery and performance by Marriott of the New Franchise Agreements to which it is or will be a party, have been duly and validly approved and authorized, and the individuals executing the Franchise Documents on behalf of each of the Marriott Companies are duly authorized to execute and deliver to the applicable Innkeepers Conversion Parties each of the Franchise Documents on behalf of each of the Marriott Companies; (d) each of the Marriott Companies, through its authorized persons, has duly and validly executed and delivered the Franchise Documents; and (e) except for comfort letters to, or any consents or approvals by, the creditors or lenders of the Innkeepers Conversion Parties, with respect to which each of the Marriott Companies is relying on the Innkeepers Conversion Parties' representations and warranties set forth in Section 8.1 above, no consent or approval of any person or entity is required by each of the Marriott Companies in connection with the execution and delivery of the Franchise Documents, or the consummation by each of the Marriott Companies of the transactions contemplated thereby.

8.   GUARANTY

     8.1. Innkeepers Trust shall be the guarantor of all of the obligations of each of the owners of the Conversion Hotels, and shall evidence such obligation by executing and delivering to

          Marriott a guaranty in form substantially similar to the form of guaranty set forth in the Reference Agreement.

     8.2. Each of the owners of the Conversion Hotels shall be the guarantor of all of the obligations of the New Lessees/Franchisees under the Franchise Documents, including without limitation, the New Franchise Agreements, and shall evidence such obligation by executing and delivering to Marriott an owner's agreement in form substantially similar to the form of owner's agreement set forth in the Reference Agreement.

9.   NO DEFAULTS

     9.1. Each of the Innkeepers Conversion Parties' rights to waiver of payments and special termination rights set forth in this Agreement shall be subject to there existing no defaults under any of the Franchise Documents, including without limitation, this Agreement, the Termination Agreements, and each of the applicable New Franchise Agreements, at the time that any such Innkeepers Conversion Party desires to exercise such rights.

10.  CERTAIN POST CONVERSION OBLIGATIONS

     10.1. Continued Participation. For a minimum period of twelve (12) months after conversion of an Conversion Hotel, the Innkeepers Conversion Parties shall continue to participate in all market revenue management and sales programs involving such Conversion Hotel as of the date of conversion, including, but not limited to, cluster sales, cluster revenue management and event booking centers programs. The Innkeepers Conversion Parties shall have the right to terminate such participation provided that the Innkeepers Conversion Parties give at least six (6) months prior written notice to Marriott of their decision to cease such participation with respect to any Conversion Hotel at the end of such twelve (12) months period.

     10.2. Other Obligations. The Innkeepers Conversion Parties shall pay to Marriott or to any party designated by Marriott all amounts that become due or are payable under the terminated Outgoing Management Agreements and shall generally comply with all post termination obligations under the terminated Outgoing Management Agreements.

11.  LENDER APPROVAL

     11.1. The Innkeepers Conversion Parties' Covenant. The Innkeepers Conversion Parties shall diligently and in good faith obtain such approval from their lenders that are set forth in Schedule 11.1, as is required to consummate the transactions contemplated by this Agreement. In the event that the Innkeepers Conversion Parties fail to obtain any such lender approval, then: (a) the Innkeepers Conversion Parties shall indemnify and hold Marriott harmless for the Innkeepers Conversion Parties' failure to consummate the transactions contemplated herein with respect to Marriott's reasonable out of pocket costs and expenses relating to the relocation and hiring of employees; and (b) the provisions of Section 11.1(a) shall be Marriott's sole remedy for such failure to obtain such approval, provided that the Innkeepers Conversion Parties have complied with the provisions of the first sentence of this Section
          11.1 and can demonstrate that they did so.

12.  GENERAL RELEASE

     12.1. General Release. The parties acknowledge and agree that they have been involved in a business relationship in excess of seven (7) years, and that the parties have, or may have had, disputes and disagreements regarding a variety of matters and issues relating to their business relationship. In consideration of the various changes to and the agreements concerning the parties' business relationship, as of the date hereof, the Innkeepers Conversion Parties, for themselves and for each of the other Innkeepers Releasors, hereby, jointly and severally, release and discharge the Marriott Releasees from, and agree and covenant that in no event will any Innkeepers Releasor commence any litigation or other legal or administrative proceeding against, the Marriott Releasees, whether in law or equity, relating to any Claims, arising out of or in any way connected with or related to:

          12.1.1. each and every Conversion Hotel listed in Schedule R-1, including, without limitation, any Claims as regards the Marriott Releasees' (including, without limitation, Marriott's, RIBM's or TPMC's) management of, and performance under, the Outgoing Management Agreements listed in Schedule R-1 through the date hereof;

          12.1.2. any and all Claims concerning any other management or franchise agreements between the Marriott Releasees and the Innkeepers Conversion Parties and their respective Affiliates related to any hotels licensed, managed, franchised, owned or operated by the Marriott Releasees not listed in Schedule R-1, through the date hereof; and

          12.1.3. Marriott's development, promotion, ownership, operation, licensing, franchising or management of any existing hotel property, any proposed hotel project or any hotel property under construction under any Marriott Brand, as previously identified in writing (the "Pipeline List") by Marriott to the Innkeepers Conversion Parties;

          including, with respect to each of the foregoing subsections, any Claims relating to or arising out of the financial or economic impact that such development, promotion, ownership, operation, licensing and/or management would have, or has had, on any Conversion Hotel or other property developed, promoted, owned, operated, licensed or managed by, and of, the Innkeepers Releasors. The Innkeepers Conversion Parties, for themselves and for each of the other Innkeepers Releasors, hereby acknowledge and agree that Marriott retains the right to amend the Pipeline List through the Conversion Date with respect to each Conversion Hotel, but not with respect to the Restricted Territory (as defined in Section I.G. of each New Franchise Agreement) relating to any Conversion Hotel for which the Conversion has already occurred.

     12.2. Representations and Warranties. Each of the Innkeepers Conversion Parties hereby represents, warrants and covenants as follows:

          12.2.1. collectively, the Innkeepers Conversion Parties, directly or indirectly own or Control each of the Conversion Hotels and Innkeepers Conversion Parties and, in such capacity, hereby grant the releases set forth in this Article 12 on behalf of each of the Conversion Hotels and Innkeepers Conversion Parties; and

          12.2.2. it has full power and authority to grant the foregoing releases.

     12.3. Waiver of Rights under California and Similar State Laws. Each of the releases set forth in this Article 12 is intended to be effective as a bar to every Claim stated above. Accordingly, each of the Innkeepers Conversion Parties hereby expressly waives any rights and benefits conferred by Section 1542 of the California Civil Code, which provides that, "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR," and hereby expressly waives any rights and benefits conferred by any similar provision of law existing under any other applicable state or local code.

     12.4. General Release Carveout. In the event that Marriott, RIBM and/or TPMC has willfully and wrongfully failed, in breach of this Agreement, to complete the Conversion of any Conversion Hotel, Innkeepers Trust shall have the right to declare such party or parties in breach of this Agreement by delivering written notice thereof to the breaching party, and if the breaching party or parties have not cured such breach within thirty (30) days of the receipt of such notice, then the general release set forth in this Article 12 shall be null and void with respect to the Conversion Hotels that Marriott, RIBM, and/or TPMC has willfully and wrongfully failed, in breach of this Agreement, to complete the Conversion of; provided that: (a) such written notice sets off the alleged breach or breaches with particularity; (b) as of the date of such written notice, all of the Innkeepers Conversion Parties and their Affiliates are operating all Marriott-brand hotels in good standing under all existing agreements with Marriott and its Affiliates and that no breaches by the Innkeepers Conversion Parties and their Affiliates exist under any agreements between them and Marriott and its Affiliates, including, without limitation, this Agreement; (c) such written notice shall set forth the statement contained in the previous subsection (b) and certify that it is true and accurate; and (d) the senior executive officers of the Innkeepers Conversion Parties shall sign such written notice.

13. SURVIVAL. This Agreement shall survive the expiration or earlier termination of any of the individual New Franchise Agreements.

14.  MISCELLANEOUS

     14.1. Notices. Any and all notices required or permitted under this Agreement shall be in writing and shall be delivered personally or delivered by a nationally-recognized overnight commercial delivery service (such as Airborne Express or Federal Express), by certified mail, return receipt requested, or by facsimile (followed by delivery by certified mail, return receipt requested) to the respective parties at the following addresses unless and until a different address has been designated by written notice to the other party:

Notices to Marriott:                 Marriott International, Inc.
                                     Franchise Attorney
                                     Law Department 52/923.25
                                     10400 Fernwood Road
                                     Bethesda, MD 20817
                                     Fax: (301) 380-6727

with copy to:                        Marriott International, Inc.
                                     Dept. 51/944.52
                                     Lodging Franchising
                                     10400 Fernwood Road
                                     Bethesda, MD 20817
                                     Fax: (301) 380-2225

Notices to the Innkeepers Conversion
Parties:
                                     [name of entity(ies) receiving notice]
                                     c/o Jeffrey H. Fisher
                                     306 Royal Poinciana Way
                                     Palm Beach, FL 33480
                                     Attn: Jeff Fisher
                                     Fax: (561) 835-0457

Any notice shall be deemed to have been given at the date and time of (a) receipt or first refusal of delivery if sent via certified mail, (b) one (1) day after posting if sent via overnight commercial delivery service, or (c) upon receipt of electronic confirmation is sent by facsimile.

     14.2 Expenses. Each party hereto shall bear its own expenses with respect to the transactions contemplated hereby; provided, however, that Innkeepers Trust shall pay all legal fees and expenses incurred by Marriott in connection with the consummation of the transactions contemplated under this Agreement in an amount up to Seventy Five Thousand Dollars ($75,000).

     14.3. Waivers. The failure or delay of a party hereto at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver by a party of any condition or of any breach of any term, representation, warranty or covenant contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, representation, warranty or covenant.

     14.4. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Maryland without giving effect to the principles of conflicts of law thereof.

     14.5. No Assignment. This Agreement and the rights of the Innkeepers Conversion Parties set forth herein and/or as reflect in any other Franchise Document are personal to the Innkeepers Conversion Parties and shall not be transferable, by operation of law or otherwise. Any attempted transfer of such rights by the Innkeepers Conversion Parties shall be null and void. Marriott shall have the right to transfer this Agreement and the rights and obligations hereunder and under any Franchise Document to the same extent as set forth in Section XV.M of the Reference Agreement.

     14.6. Enforcement of the Agreement. The parties hereto agree that irreparable damage would result in the event that any provision of this Agreement is not performed in accordance with specific terms or is otherwise breached. It is accordingly agreed that the parties hereto will be entitled to equitable relief including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof.

     14.7. Severability. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

     14.8. Interpretation. The various headings used in this Agreement are for convenience only and are not to be used in interpreting the text of the article or section in which they appear or to which they relate. The use of the masculine, feminine or neuter gender herein shall not limit any provision of this Agreement.

     14.9. Incorporation of Recitals and Attachments; Entire Agreement; Amendments. The parties acknowledge and agree that the recitals to this Agreement and each Schedule and Exhibit to this Agreement, are an integral part of this Agreement, and are hereby incorporated herein. This Agreement, including such definitions and together with the Schedules and Exhibits hereto, constitutes the entire agreement between the parties relating to the subject matter herein. All prior agreements or arrangements and understandings, written or oral, among the parties relating to the subject matter hereof are hereby canceled and superseded, including without limitation any term sheet between them. In the event any provision of any Schedule or Exhibit hereto is deemed to conflict with any provision of this Agreement, the provisions of this Agreement shall control. This Agreement may not be amended, modified or terminated except in a writing executed by the parties hereto.

     14.10. Waiver of Jury Trial. EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND THE OTHER RELATED AGREEMENTS, AND AGREES TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER.

     14.11. Mutual Cooperation and Further Assurances. The parties agree to reasonably cooperate with each other in order to carry out the intent and goals of this Agreement. Without limiting the generality of the foregoing sentence, the parties agree to execute and deliver, or cause to be executed and delivered, such further instruments or documents or take such other action as may be reasonably necessary or convenient to carry out the transactions or more fully effect or confirm the agreements contemplated hereby, including without limitation, each of the Innkeepers Conversion Parties agrees that, upon request from Marriott, it will confirm, and will cause any Affiliate or subsidiary to confirm, in writing to Marriott, the releases set forth in Article 12 above, as of the dates thereof.

     14.12. Confidential Information. No Innkeepers Conversion Party shall, during the term of this Agreement or thereafter, without Marriott's prior written consent, which consent may be granted or withheld in Marriott's sole discretion, copy, duplicate, record, reproduce, in whole or in part, or otherwise transmit or make available to any unauthorized person any Confidential Information; provided, however that in the event (a) any Confidential Information is the subject of court ordered disclosure, the Innkeepers Conversion Parties shall seek a protective order and provide immediate notice to Marriott of such court order and give Marriott a reasonable opportunity to seek a protective order or (b) Innkeepers Trust has reasonably determined that any Confidential Information must be disclosed in any filing made on its behalf with the U.S. Securities and Exchange Commission, Innkeepers Trust shall (i) immediately notify Marriott of such determination and provide Marriott with the opportunity to review and comment on such disclosure; and (ii) take all measures possible to minimize the amount and type of Confidential Information being disclosed including without limitation, vigorously redacting or eliminating as much Confidential Information as possible. The Innkeepers Conversion Parties may divulge such Confidential Information only to such of the Innkeepers Conversion Parties' employees or agents as must have access to it in order to operate the Conversion Hotels; all other persons shall be deemed "unauthorized" for purposes of this Agreement. Each Innkeepers Conversion Party shall maintain the Confidential Information in a safe and secure location and shall immediately report to Marriott the theft or loss of all or any part of the Confidential Information. The contents of the Manual, all Software, and all other information, knowledge, know-how or other data that Marriott designates as confidential shall be deemed confidential for purposes of this Agreement. Notwithstanding any provision to the contrary, Marriott and the Innkeepers Conversion Parties acknowledge and agree that Innkeepers Trust intends to file this Agreement, together with the Schedules and Exhibits listed on page 23 of this Agreement, with the Securities and Exchange Commission.

     14.13. CERTAIN ACKNOWLEDGMENTS OF THE INNKEEPERS CONVERSION PARTIES

          14.13.1. THE INNKEEPERS CONVERSION PARTIES ACKNOWLEDGE THAT THEY DID NOT RELY ON ANY PROMISES, REPRESENTATIONS OR AGREEMENTS ABOUT MARRIOTT OR MARRIOTT'S FRANCHISE NOT EXPRESSLY CONTAINED IN THE FRANCHISE DOCUMENTS AND IN MAKING THEIR DECISION TO SIGN THIS AGREEMENT. THE INNKEEPERS CONVERSION PARTIES FURTHER REPRESENT AND WARRANT THAT MARRIOTT AND ITS REPRESENTATIVES HAVE NOT MADE ANY PROMISES, REPRESENTATIONS OR AGREEMENTS, ORAL OR WRITTEN, EXCEPT AS EXPRESSLY CONTAINED IN THE FRANCHISE DOCUMENTS.

          14.13.2. THE INNKEEPERS CONVERSION PARTIES ACKNOWLEDGE THAT THEY HAVE CONDUCTED AN INDEPENDENT INVESTIGATION OF THE BUSINESS TO BE FRANCHISED UNDER THE FRANCHISE DOCUMENTS, AND RECOGNIZE THAT THE BUSINESS VENTURE CONTEMPLATED BY THE FRANCHISE DOCUMENTS INVOLVES BUSINESS RISKS AND THAT THEIR SUCCESS WILL BE LARGELY DEPENDENT UPON THE ABILITY OF THE INNKEEPERS CONVERSION PARTIES AS INDEPENDENT BUSINESSMEN. MARRIOTT EXPRESSLY DISCLAIMS THE MAKING OF, AND THE INNKEEPERS CONVERSION PARTIES ACKNOWLEDGE THAT THE INNKEEPERS CONVERSION PARTIES HAVE NOT RECEIVED, ANY WARRANTY OR GUARANTEE, EXPRESS OR IMPLIED, AS TO THE POTENTIAL VOLUME, PROFITS OR SUCCESS OF THE BUSINESS VENTURE CONTEMPLATED BY THE FRANCHISE DOCUMENTS.

     14.14. Counterparts; Delivery by Facsimile. This Agreement may be executed multiple counterparts and delivered by facsimile.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Agreement for a 17 Hotel Conversion to be executed as of the day and year first above written.

MARRIOTT INTERNATIONAL, INC.

By: /s/ Liam Brown
    ---------------------------------------
    Name:  Liam Brown
    Title: Vice President


RESIDENCE INN BY MARRIOTT, INC.

By: /s/ Liam Brown
    ---------------------------------------
    Name:  Liam Brown
    Title: Vice President


TOWNEPLACE MANAGEMENT CORPORATION

By: /s/ Liam Brown
    ---------------------------------------
    Name:  Liam Brown
    Title: Vice President


INNKEEPERS USA TRUST

By: /s/ Jeffrey H. Fisher
    ---------------------------------------
    Name:  Jeffrey H. Fisher
    Title: President


INNKEEPERS HOSPITALITY, INC.

By: /s/ Jeffrey H. Fisher
    ---------------------------------------
    Name:  Jeffrey H. Fisher
    Title: President

I acknowledge that I am executing this Omnibus Agreement on behalf of each of the entities set forth in Schedule 7.1.1 (Innkeepers Entities) hereto, in my capacity as the officer of each such entity as identified in Schedule 7.1.4 (Innkeepers Officers). My signature is and shall be considered the signature of each such entity, and shall be binding on each such entity.


----------------------------------
Jeffrey H. Fisher

List of Schedules and Exhibits

Schedule R-1     The Conversion Hotels

Schedule 3.3     Schedule of Franchise Agreement Terms

Schedule 5       Conversion Fee Schedule

Schedule 7.1.1   Innkeepers Conversion Parties' Organizational Chart

Schedule 7.1.4   Innkeepers Conversion Parties and Authorized Officers

Schedule 11.1    List of Lenders and Collateralized Conversion Hotels


Exhibit A        Form of Officer's Certificate

Exhibit B        Form of Termination of Management Agreement

Exhibit C        Reference Agreement

                                  SCHEDULE R-1

                                CONVERSION HOTELS

----------------------------------------------------------------------------------------------------------------------------

                                                           Outgoing Management Agreement;    Conversion Date   Generation 1
        Conversion Hotel               Address                      Lessee/Owner                               Residence Inn
------------------------------------------------------------------------------------------------------------------ ---------
 1.    Addison (Dallas) RI    14975 Quorum Dr.             Management Agreement by and          May 23, 2003          No
                              Addison, TX 75240            between RIBM and JF Hotel III,
                                                           Inc., dated January 31, 1997,
                                                           as amended;

                                                           Lessee: Innkeepers Hospitality
                                                           III, Inc.
                                                           Owner: Innkeepers Residence
                                                           Addison (TX) LP
----------------------------------------------------------------------------------------------------------------------------
 2.    Arlington (DFW-        1050 Brookhollow Plaza Dr.   Management Agreement by and          May 23, 2003          No
       South) RI              Arlington, TX 76006          between RIBM and JF Hotel III,
                                                           Inc., dated January 31, 1997,
                                                           as amended;

                                                           Lessee: Innkeepers Hospitality
                                                           III, Inc.
                                                           Owner: Innkeepers Residence
                                                           Arlington (TX) LP
----------------------------------------------------------------------------------------------------------------------------
 3.    Atlanta (Downtown)     134 Peachtree St. NW         Management Agreement by and        April 25, 2003          No
       RI                     Atlanta, GA 30303            between RIBM and JF Hotel III,
                                                           Inc., dated September 6, 1996,
                                                           as amended;

                                                           Lessee: Innkeepers Hospitality
                                                           III, Inc.
                                                           Owner: Innkeepers Residence
                                                           Atlanta-Downtown LP
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
 4.    Atlanta (Peachtree     5500 Triangle Dr.            Management Agreement by and        March 28, 2003          No
       RI                     Atlanta, GA 30092            between RIBM and JF Hotel III,
                                                           Inc., dated October 9, 1998, as
                                                           amended;

                                                           Lessee: Innkeepers Hospitality
                                                           III, Inc.
                                                           Owner: Innkeepers Residence RI
                                                           General LP
----------------------------------------------------------------------------------------------------------------------------
 5.    Chicago (O'Hare) RI    10401 West Touhy Ave.        Management Agreement by and        March 28, 2003          No
                              Rosemont, IL 60018           between RIBM and JF Hotel III,
                                                           Inc., dated January 8, 1999, as
                                                           amended;

                                                           Lessee: Innkeepers Hospitality
                                                           III, Inc.
                                                           Owner: Innkeepers Residence RI
                                                           General LP
----------------------------------------------------------------------------------------------------------------------------
 6.    Detroit (Livonia)      17250 Fox Dr.                Management Agreement by and
       RI                     Livonia, MI 48152            between RIBM and JF Hotel III,     March 28, 2003          No
                                                           Inc., dated March 12, 1999, as
                                                           amended;

                                                           Lessee: Innkeepers Hospitality
                                                           III, Inc.
                                                           Owner: Innkeepers Residence RI
                                                           General LP
----------------------------------------------------------------------------------------------------------------------------
 7.    Eden Prairie RI        7780 Flying Cloud Drive      Management Agreement by and          May 23, 2003         Yes
                              Eden Prairie, MN 55344       between RIBM and JF Hotel III,
                                                           Inc., dated January 4, 1997, as
                                                           amended;

                                                           Lessee: Innkeepers Hospitality
                                                           III, Inc.
                                                           Owner: Innkeepers Residence
                                                           Eden Prairie LP
----------------------------------------------------------------------------------------------------------------------------
 8.    Gaithersburg           9721 Washingtonian Blvd.     Management Agreement by and          May 23, 2003          No
       (Washingtonian) RI     Gaithersburg, MD 20878       between RIBM and JF Hotel III,
                                                           Inc., dated July 10, 1998, as
                                                           amended;

                                                           Lessee: Innkeepers Hospitality
                                                           III, Inc.
                                                           Owner: Innkeepers Residence RI
                                                           General LP
----------------------------------------------------------------------------------------------------------------------------
 9.    Horsham TPS            198 Precision Dr.            Management Agreement by and          May 23, 2003          No
                                                           between
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                              Horsham, PA 19044            TPMC and Innkeepers
                                                           Hospitality III, Inc., dated
                                                           May 13, 1999;

                                                           Lessee: Innkeepers Hospitality
                                                           III, Inc.
                                                           Owner: Innkeepers USA LP
----------------------------------------------------------------------------------------------------------------------------
10.    Innkeepers Denver      2777 N. Zuni St.             Management Agreement by and        April 25, 2003         Yes
       (Downtown) RI          Denver, CO 80211             between RIBM and JF Hotel III,
                                                           Inc., dated November 1, 1996,
                                                           as amended;

                                                           Lessee: Innkeepers Hospitality
                                                           V, Inc.
                                                           Owner: Innkeepers Residence
                                                           Denver-Downtown LP
----------------------------------------------------------------------------------------------------------------------------
11.    Louisville (North)     120 North Hurstbourne        Amended and Restated Management      May 23, 2003         Yes
       RI                     Parkway                      Agreement by and between RIBM
                              Louisville, KY 40222         and JF Hotel III, Inc., dated
                                                           December 13, 1995, as amended;

                                                           Lessee: Innkeepers Hospitality
                                                           III, Inc.
                                                           Owner: Innkeepers Residence RI
                                                           General LP
----------------------------------------------------------------------------------------------------------------------------
12.    Portland (Maine) RI     800 Roundwood Dr.           Management Agreement by and        April 25, 2003         Yes
                               Portland, ME 04074          between RIBM and JF Hotel III,
                                                           Inc., dated November 1, 1996,
                                                           as amended;

                                                           Lessee: Innkeepers Hospitality
                                                           III, Inc.
                                                           Owner: Innkeepers Residence
                                                           Portland LP
----------------------------------------------------------------------------------------------------------------------------
13.    Richmond (Northwest)   3940 Westerre Parkway        Management Agreement by and          May 23, 2003          No
       RI                     Richmond, VA 23233           between RIBM and JF Hotel III,
                                                           Inc., dated January 8, 1999, as
                                                           amended;

                                                           Lessee: Innkeepers Hospitality
                                                           III, Inc.
                                                           Owner: Innkeepers Residence RI
                                                           General LP
----------------------------------------------------------------------------------------------------------------------------
14.    San Jose (South) RI    6111 San Ignacia Ave.        Management Agreement by and        March 28, 2003          No
                              San Jose, CA 95119           between RIBM and JF Hotel III,
                                                           Inc., dated November
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                           6, 1998, as amended;

                                                           Lessee: Innkeepers Hospitality
                                                           III, Inc.
                                                           Owner: Innkeepers Residence RI
                                                           General LP
----------------------------------------------------------------------------------------------------------------------------
15.    San Mateo RI           2000 Winward Way             Management Agreement by and           April 25, 2003      Yes
                              San Mateo, CA 94404          between RIBM and JF Hotel III,
                                                           Inc., dated November 1, 1996,
                                                           as amended;

                                                           Lessee: Innkeepers Hospitality
                                                           III, Inc.
                                                           Owner: Innkeepers Residence San
                                                           Mateo LP
----------------------------------------------------------------------------------------------------------------------------
16.    Silicon Valley I RI    750 Lakeway Dr.              Management Agreement by and           April 25, 2003      Yes
                              Sunnyvale, CA 94086          between RIBM and JF Hotel III,
                                                           Inc., dated November 1, 1996,
                                                           as amended;

                                                           Lessee: Innkeepers Hospitality
                                                           V, Inc.
                                                           Owner: Innkeepers Residence
                                                           Sili I LP
----------------------------------------------------------------------------------------------------------------------------
17.    Silicon Valley II RI   1080 Stewart Dr.             Letter Agreement by and between         May 23, 2003      Yes
                              Sunnyvale, CA 94086          RIBM and JF Hotel III, Inc.,
                                                           dated November 1, 1996, as
                                                           amended.

                                                           Lessee: Innkeepers Hospitality
                                                           III, Inc.
                                                           Owner: Innkeepers Residence
                                                           Sili II LP
----------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 3.3

                            FRANCHISE AGREEMENT TERMS

-----------------------------------------------------
       Conversion Hotel                  Term (years)
-----------------------------------------------------
1.     Addison (Dallas) RI                   20
-----------------------------------------------------
2.     Arlington (DFW-South) RI              20
-----------------------------------------------------
3.     Atlanta (Downtown) RI                 20
-----------------------------------------------------
4.     Atlanta (Peachtree) RI                20
-----------------------------------------------------
5.     Chicago (O'Hare) RI                   20
-----------------------------------------------------
6.     Detroit (Livonia) RI                  20
-----------------------------------------------------
7.     Eden Prairie RI                       15
-----------------------------------------------------
8.     Gaithersburg (Washingtonian) RI       20
-----------------------------------------------------
9.     Horsham TPS                           20
-----------------------------------------------------
10.    Innkeepers Denver (Downtown) RI       15
-----------------------------------------------------
11.    Louisville (North) RI                 15
-----------------------------------------------------
12.    Portland (Maine) RI                   20
-----------------------------------------------------
13.    Richmond (Northwest) RI               20
-----------------------------------------------------
14.    San Jose (South) RI                   20
-----------------------------------------------------
15.    San Mateo RI                          15
-----------------------------------------------------
16.    Silicon Valley I RI                   20
-----------------------------------------------------
17.    Silicon Valley II RI                  20
-----------------------------------------------------

                                   SCHEDULE 5

                            CONVERSION FEE SCHEDULE

     1. General. The Innkeepers Conversion Parties and Marriott acknowledge that in connection with the conversion of each Conversion Hotel from a managed hotel to a franchised hotel, the Innkeepers Conversion Parties will pay to Marriott a Conversion Fee (defined below) for each Conversion Hotel, in lieu of fees which otherwise would have become due under the Outgoing Management Agreements. Capitalized terms used in this Schedule 5, but not otherwise defined herein, shall have the meanings assigned to such terms in the Omnibus Agreement. Additional terms are defined in Section 3 of this Schedule 5 below.

     2. Payment of the Conversion Fee.

          The Innkeepers Conversion Parties shall have the obligation to pay the Aggregate Conversion Fee to Marriott on an annual basis with respect to each calendar year during the Conversion Fee Payout Period according to the following schedule:

               (i) seventy-five percent (75%) of the Base Amount shall be paid to Marriott no later than fifteen (15) days after the end of the third calendar quarter of each year.

               (ii) the remaining twenty-five percent (25%) of the Base Amount shall be paid to Marriott no later than fifteen (15) days after the end of the fourth calendar quarter of each year.

               (iii) the Aggregate Participation Amount shall be paid no later than forty-five (45) days after the end of the fourth calendar quarter of each year.

     3. Reporting Requirements.

          (a) In addition to the accounting and records requirements provided for in the Franchise Documents, the Innkeepers Conversion Parties shall deliver to Marriott (pursuant to the notice provisions of the Omnibus Agreement) its financial statements which form the basis for the calculation of the Aggregate Participation Amount and Aggregate Suite Revenues by the twentieth (20th) day after the end of each calendar quarter. Such statements shall include a statement (substantially in the form attached hereto as Exhibit 5-2) accurately reflecting: (i) the Suite Revenues for each Conversion Hotel and the source and amounts of all other revenues generated at each Conversion Hotel required to calculate Gross Revenues for each Conversion Hotel, (ii) the amount and classification of all Deductions from Gross Revenues for the purpose of calculating Operating Profit for each Conversion Hotel and (iii) such other information as is necessary to calculate the Aggregate Participation Amount and Aggregate Suite Revenues.

          (b) Marriott or its designated agent shall have the right at all reasonable times, and upon reasonable notice to the Innkeepers Conversion Parties, to examine and copy, at its expense, all books, records, accounts and tax returns of the Innkeepers Conversion Parties related to the operation of the Conversion Hotels during the preceding calendar year. Marriott also shall have the right, at any time, and upon reasonable notice to the Innkeepers Conversion Parties, to have an independent audit, at its expense, made of these books, accounts and records related to the operation of the Conversion Hotels. Subject to (d) below, Marriott may exercise its rights to undertake an independent audit under the immediately preceding sentence only once in each calendar year.

          (c) If an examination reveals that the Innkeepers Conversion Parties have underpaid Marriott in connection with the Conversion Fee, upon written notification by Marriott to the Innkeepers Conversion Parties, the Innkeepers Conversion Parties shall immediately pay to Marriott upon demand, the amount underpaid plus interest thereon (at a rate of eighteen percent (18%) per annum (calculated on the basis of the actual number of days the payment has been overdue over a 360-day year) or, if such interest exceeds the legal amount, the highest rate allowed by law) from the date such amount was due until paid. If an inspection discloses an understatement of the Aggregate Conversion Fee in any fiscal year of three percent (3%) or more, the Innkeepers Conversion Parties also shall reimburse Marriott for all costs and expenses connected with the examination and audit (including reasonable accounting and attorneys' fees). The foregoing remedies shall be in addition to any other remedies Marriott may have. If an examination or audit reveals that the Innkeepers Conversion Parties have overpaid Marriott, the amount of any such overpayment, without interest, shall be credited against future Conversion Fee payments due and payable by the Innkeepers Conversion Parties to Marriott.

          (d) Notwithstanding anything to the contrary in clause (b) above, Marriott or its designated agent shall have the right at all reasonable times, and upon reasonable notice to the Innkeepers Conversion Parties, to conduct an on-site review, at Marriott's expense, of all books, records, accounts and tax returns of the Innkeepers Conversion Parties related to the operation of the Conversion Hotels during the preceding calendar quarter. In the event that the aforementioned review detects any questionable practices or reporting problems in the reasonable opinion of Marriott, Marriott may undertake an additional independent audit notwithstanding the limitation set forth in the last sentence of clause (b) above.

          (e) The Innkeepers Conversion Parties shall have fifteen (15) days after the delivery by Marriott of written notice of an underpayment of the Conversion Fee to object to the determination by delivery of notice to Marriott containing a detailed explanation of its calculations. If Marriott and the Innkeepers Conversion Parties cannot resolve their dispute within ten (10) days after the delivery of the Innkeepers Conversion Parties' objection notice, either party may submit the dispute to an Expert (as defined below) for resolution in accordance with the provisions of this
     Section 3(e) within 180 days after delivery of the objection notice.

               (i) The use of the Expert shall be the exclusive remedy of the parties and neither party shall attempt to adjudicate any dispute in any other forum. The decision of the Expert shall be final and binding on the parties and shall not be capable of challenge, whether by arbitration, in court or otherwise.

               (ii) Each party shall be entitled to make written submissions to the Expert, and if a party makes any submission it shall also provide a copy to the other party and the other party shall have the right to comment on such submission. The parties shall make available to the Expert all books and records relating to the issue in dispute and shall render to the Expert any assistance requested of the parties. The costs of the Expert and the proceedings shall be borne equally by the parties or as otherwise directed by the Expert.

               (iii) The Expert shall make its decision with respect to the matter referred for determination by applying U.S. generally accepted accounting principles and the Uniform System of Accounts.

               (iv) The terms of engagement of the Expert shall include an obligation on the part of the Expert to: (A) notify the parties in writing of his decision within forty-five (45) days from the date on which the Expert has been selected (or such other period as the parties may agree or as set forth herein); and (B) establish a timetable for the making of submissions and replies.

               (v) For the purposes of this Section 3(e), "Expert" means an independent, nationally recognized lodging consulting firm or individual who is qualified to resolve the issue in question, and who is appointed in each instance by agreement of the parties or, failing agreement, each party shall select one such nationally recognized consulting firm or individual and the two (2) respective firms and/or individuals so selected shall select another such nationally recognized consulting firm or individual to be the Expert. Each party agrees that it shall not appoint an individual as an Expert hereunder if the individual is, as of the date of appointment or within six (6) months prior to such date, employed by such party, either directly or as a consultant, in connection with any other matter. In the event that either party calls for an Expert determination pursuant to the terms hereof, the parties shall have ten (10) days from the date of such request to agree upon an Expert and, if they fail to agree, each party shall have an additional ten (10) days to make its respective selection of a firm or individual, and within ten (10) days of such respective selections, the two (2) respective firms and/or individuals so selected shall select another such nationally recognized consulting firm or individual to be the Expert. If either party fails to make its respective selection of a firm or individual within the ten (10) day period provided for above, then the other party's selection shall be the Expert. Also, if the two (2) respective firms and/or individuals so selected shall fail to select a third nationally recognized consulting firm or individual to be the Expert, then such Expert shall be appointed by the American Arbitration Association and shall be a qualified person having at least ten (10) years recent professional experience as to the subject matter in question.

     4. Definitions. As used in this Schedule 5, the following terms shall have the following meanings:

          (a) "Aggregate Base Year Revenues" means the sum of the Suite Revenues for each of the Conversion Hotels for calendar year 2002 (both such sum and the Suite Revenues for each individual Conversion Hotel for calendar year 2002 as calculated by Marriott, and verified by the Innkeepers Conversion Parties), as adjusted downward to reflect any Conversion Hotel Terminations. In any calendar year in which a Conversion Hotel Termination occurs, Aggregate Base Year Revenues shall be reduced by an amount equal to the Suite Revenues in calendar year 2002 for each Conversion Hotel that was the subject of a Conversion Hotel Termination during such year multiplied by a fraction: (i) the numerator of which is the number of days in the period from the effective date of the Conversion Hotel Termination to the last day of such year (including the first and last days of the period) and
     (ii) the denominator of which is the total number of days in such year.

          (b) "Aggregate Conversion Fee" means the sum of the Conversion Fees for each of the Conversion Hotels.

          (c) "Aggregate Participation Amount" means the sum of the Participation Amounts for each of the Conversion Hotels.

          (d) "Aggregate Suite Revenues" means the sum of the Suite Revenues for each of the Conversion Hotels in a given calendar year.

          (e) "Allocated Amount of the Base Amount," for each Conversion Hotel, means the dollar amount set forth under the heading "Allocated Amount of the Base Amount" opposite the name of such Conversion Hotel on Table 5-1 to this Schedule 5. Notwithstanding the foregoing, in the event that any Conversion Hotel is the subject of a Conversion Hotel Termination and the Termination Fee is paid pursuant to Section 6.3.3 of the Omnibus Agreement, the Allocated Amount of the Base Amount for each of the Conversion Hotels shall be reallocated, at the discretion of Marriott, to take such Conversion Hotel Termination into effect, and Table 5-1 to this Schedule 5 shall be replaced to reflect such readjustment.

          (f) "Allocated Amount of the Owner's Priority," for each Conversion Hotel, means the dollar amount set forth under the heading "Allocated Amount of the Owner's Priority" opposite the name of such Conversion Hotel on Table 5-1 to this Schedule 5, as adjusted downward to reflect any Conversion Hotel Terminations. In any calendar year in which a Conversion Hotel Termination occurs, the Allocated Amount of the Owner's Priority for such Conversion Hotel for such year shall be the dollar amount set forth under the heading "Allocated Amount of the Owner's Priority" opposite the name of such

     Conversion Hotel on Table 5-1 to this Schedule 5 multiplied by a fraction:
     (i) the numerator of which is the number of days in the period from the first day of such year to the effective date of the Conversion Hotel Termination (including the first and last days of the period) and (ii) the denominator of which is the total number of days in such year.

          (g) "Available Cash Flow" means:

               (i) for each Conversion Hotel other than Louisville (North) RI, with respect to each calendar year or portion thereof, an amount that is equal to the excess (deficit) of the Operating Profit for such year over the applicable Lessee's Priority; and

               (ii) for Louisville (North) RI, with respect to each calendar year or portion thereof, an amount that is equal to the excess (deficit) of the Operating Profit for such year over the Stand Aside.

          (h) "Base Amount" means a figure equal to Eight Hundred Fifty Thousand Dollars ($850,000.00) per annum; provided that the Base Amount shall be reduced in the event that a Termination Fee, due and payable in connection with a Conversion Hotel Termination, is paid pursuant to Section 6.3.2 of the Omnibus Agreement. The amount of such reduction shall be the Allocated Amount of the Base Amount of the Conversion Hotel subject to such Conversion Hotel Termination.

          (j) "Base Rent," for each Conversion Hotel, means the dollar amount set forth under the heading "Base Rent" opposite the name of such Conversion Hotel on Table 5-1 to this Schedule 5, as adjusted, from year to year, by any increase in the Consumer Price Index using the Consumer Price Index for 2002 as the base year. Base Rent shall be prorated for any partial calendar years based upon the actual number of days in such year.

          (k) "Buildings" means the facilities and buildings of each of the Conversion Hotels.

          (l) "Consumer Price Index" means the "Consumer Price Index" published by the Bureau of Labor Statistics of the United States Department of Labor, U.S. City Average, All Items for Urban Wage Earners and Clerical Workers (1982-1984 = 100).

          (m) "Conversion Fee," for each Conversion Hotel in any given calendar year in the applicable Conversion Fee Payout Period means the sum of the Allocated Portion of the Base Amount for such Conversion Hotel plus the Participation Amount for such Conversion Hotel. No Conversion Fee shall be due for any Conversion Hotel that is the subject of a Conversion Hotel Termination in any calendar year during the Conversion Fee Payout Period after the year in which such Conversion Hotel Termination takes effect.

          (n) "Conversion Fee Payout Period" means (A) for each Conversion Hotel (other than Louisville (North) RI), a period of ten (10) years commencing with and including calendar year 2004 and ending with and including calendar year 2013 and (B) for Louisville (North) RI only, a period of three (3) years commencing with and including calendar year 2004 and ending with and including calendar year 2006.

          (o) "Conversion Hotel Termination" means any termination or Transfer of a Conversion Hotel under Section 3.4 or Article 6 of the Omnibus Agreement.

          (p) "Deductions" has the meaning assigned to such term in the definition of Operating Profit.

          (q) "FF&E" means furniture, furnishings, fixtures, kitchen appliances, vehicles, carpeting and equipment, including front desk and back-of-the-house computer equipment, but shall not include Fixed Asset Supplies or any computer software of any type (including upgrades and replacements) owned by Manager, Marriott, an Affiliate of Manager of Marriott, or the licensor of any of them.

          (r) "First Mortgage" means any first-lien mortgage indebtedness incurred by Lessee or Owner to finance any Conversion Hotel.

          (s) "Fixed Asset Supplies" means items included within "Property and Equipment" under the Uniform System of Accounts including, but not limited to, linen, china, glassware, tableware, uniforms, and similar items, whether used in connection with public space or Suites.

          (t) "Gross Revenues" means all revenues and receipts of every kind derived from operating any Conversion Hotel or any department or part thereof, including, but not limited to:

               (i) income (from both cash and credit transactions) from rental of suites, telephone charges, stores, offices, exhibit or sales space of every kind; license, lease and concession fees and rentals (not including gross receipts of licensees, lessees and concessionaires);

               (ii) income from vending machines;

               (iii) income from parking; health club membership fees; food and beverage sales; wholesale and retail sales of merchandise; service charges; and

               (iv) proceeds, if any, from business interruption or other loss of income insurance;

     provided, however, that Gross Revenues shall not include the following:

               (i) gratuities to employees of any Conversion Hotel;

               (ii) federal, state or municipal excise, sales or use taxes or any other taxes collected directly from patrons or guests or included as part of the sales price of any goods or services;

               (iii) proceeds from the sale of FF&E;

               (iv) interest received or accrued with respect to the other operating accounts of any Conversion Hotel;

               (v) any refunds, rebates, discounts and credits of a similar nature, given, paid or returned in the course of obtaining Gross Revenues or components thereof;

               (vi) insurance proceeds (other than proceeds from business interruption or other loss of income insurance; condemnation proceeds (other than for a temporary taking); or

               (vii) any proceeds from any Transfer of a Conversion Hotel or from the refinancing of any debt encumbering any Conversion Hotel.

          (w) "Inventories" means "Inventories" as defined in the Uniform System of Accounts (such as, but not limited to, provisions in storerooms, refrigerators, pantries and kitchens; beverages in wine cellars and bars; other merchandise intended for sale; fuel; mechanical supplies; stationery; and other expensed supplies and similar items).

          (x) "Lessee" means, with respect to each Conversion Hotel, the party set forth under the heading "Lessee" in Schedule R-1 to the Omnibus Agreement. The term "Lessee" shall also include all successors and permitted assigns of the identified entity.

          (y) "Lessee's Priority" means:

               (i) for each Conversion Hotel (other than Louisville (North) RI), the greater of:

                    (A)  Base Rent, or

                    (B) thirty percent (30%) of Suite Revenues up to and including the Threshold Amount for each calendar year and sixty-eight percent (68%) of Suite Revenues in excess of the Threshold Amount for each calendar year.

          (z) "Manager" means Innkeepers Hospitality Management, Inc., a Virginia corporation. The term "Manager" shall also include all successors and permitted assigns of the respective Manager.

          (aa) "Operating Profit" for each Conversion Hotel means the excess of Gross Revenues over the following deductions ("Deductions") incurred by Manager on behalf of Lessee, in operating the Conversion Hotel:

               (i) the cost of sales, including, without limitation, compensation, fringe benefits, payroll taxes and other costs related to employees (the foregoing costs shall not include salaries and other employee costs of executive personnel of Manager who do not work at the Conversion Hotel on a regular basis; except that the foregoing costs shall include the allocable portion of the salary and other employee costs of any general manager or other supervisory personnel (not including regional vice-presidents or regional salespeople) assigned to a "cluster" of hotels and inns which includes the Conversion Hotel);

               (ii) departmental expenses incurred at departments within the Conversion Hotel; administrative and general expenses; the cost of marketing incurred by the Conversion Hotel; advertising and business promotion incurred by the Conversion Hotel; heat, light and power; computer line charges; and routine repairs, maintenance and minor alterations which are normally expensed under United States generally accepted accounting principles;

               (iii) the cost of Inventories and Fixed Asset Supplies consumed in the operation of the Conversion Hotel;

               (iv) a reasonable reserve for uncollectible accounts receivable as determined by Manager; provided that such reserve shall not exceed the greater of (A) three percent (3%) of all outstanding accounts receivable or (B) fifty percent (50%) of accounts receivable that are more than 120 days past due;

               (v) all costs and fees of independent professionals or other third parties who are retained by Manager to perform required or permitted services;

               (vi) all costs and fees, payable by Manager to Marriott, of technical consultants and operational experts who are retained or employed by Marriott and/or Affiliates of Marriott for specialized services (including, without limitation, the costs of any quality assurance inspections which exceed the level of quality assurance inspections which are mandated by System Standards) and the cost of attendance by employees of the Conversion Hotel at training and manpower development programs sponsored by Marriott;

               (vii) the royalty fee for such Conversion Hotel, as set forth in
          Article III (Fees), Section C of the franchise agreement for such Conversion Hotel;

               (viii) insurance costs and expenses consistent with past practices, with the exception of property insurance on the Buildings and contents against loss or damage by fire, lightning, and all other risks consistent with past practices for such Conversion Hotel, which shall be paid by Owner;

               (ix) taxes, if any, payable by or assessed against Manager related to the management or to Manager's operation of the Conversion Hotel (inclusive of any and all sales, use, occupancy and like taxes and assessments but exclusive of Manager's income taxes and any real estate taxes related to the Conversion Hotel);

               (x) the marketing fund fee for such Conversion Hotel, as set forth in Article III (Fees), Section D of the franchise agreement for such Conversion Hotel;

               (xi) in the case of Horsham TPS only, all sums charged to such Conversion Hotel for room reservations as set forth in Article III
          (Fees), Section E. of the franchise agreement for such Conversion
          Hotel;

               (xii) such other costs and expenses incurred by Manager for the proper and efficient operation of the Conversion Hotel as are consistent with past practices for such Conversion Hotel;

          The term "Deductions" shall not include:

               (i) with respect to Horsham TPS, the percentage lease payments pursuant to the percentage lease agreement between the Owner and Lessee of such Conversion Hotel,

               (ii) debt service payments pursuant to the First Mortgage or any other mortgage financing on the Conversion Hotel,

               (ii) payments pursuant to equipment leases or other forms of financing obtained for the FF&E located in or connected with the Conversion Hotel,

               (iv) rental payments pursuant to any ground lease of the Site, all of which shall be paid by Lessee from its own funds, or

               (v) any amounts reserved for the maintenance of FF&E.

          (bb) "Owner" means, with respect to each Conversion Hotel, the party set forth under the heading "Owner" in Schedule R-1 to the Omnibus Agreement. The term "Owner" shall also include all successors and permitted assigns of the entity identified as the Owner.

          (cc) "Owner's Priority" means an amount equal to $2,850,000, as adjusted downward to reflect any Conversion Hotel Terminations. In any calendar year in which a Conversion Hotel Termination occurs, Owner's Priority shall be reduced by an amount equal to the Allocated Amount of the Owner's Priority for each Conversion Hotel that was the subject of a Conversion Hotel Termination during such year multiplied by a fraction: (i) the numerator of which is the number of days in the period from the effective date of the Conversion Hotel Termination to the last day of such year (including the first and last days of the period) and (ii) the denominator of which is the total number of days in such year.

          (dd) "Participation Amount," for each Conversion Hotel, in any given calendar year, is an amount equal to fifty percent (50%) of:

               (i) the Available Cash Flow for such Conversion Hotel (which may be a negative number); less

               (ii) the Allocated Amount of the Base Amount for such Conversion Hotel; less

               (iii) the Allocated Amount of the Owner's Priority for such Conversion Hotel.

          (ee) "Site" means the parcel of real property owned by the Owner and as described in detail in the recitals to the respective management agreements.

          (ff) "Stand Aside" means, with respect to Louisville (North) RI only, the sum of: (A) $1,025,471, plus (B) all real estate taxes and personal property taxes, levies, assessments and similar charges on or relating to such Conversion Hotel plus, (C) a dollar amount equal to four percent (4%) of Gross Revenues for such Conversion Hotel during the applicable calendar year, plus (D) property insurance on the Buildings and contents of such Conversion Hotel against loss or damage by fire, lightning, and all other risks consistent with past practices for such Conversion Hotel.

          (gg) "Suite" means a lodging unit in a Conversion Hotel.

          (hh) "Suite Revenues" means that portion of the Gross Revenues of the Conversion Hotel which is attributable to the rental of the Suites.

          (jj) "System" means, as applicable, all hotels and inns which are operated under the "Residence Inn by Marriott," "Residence Inn," "Marriott Residence Inn," "TownePlace Suites by Marriott", "TownePlace Suites" or "Marriott TownePlace Suites" trade names.

          (kk) "System Standards" means the operational standards (for example, staffing, amenities offered to guests, advertising, etc.) and the physical standards (for example, the quality, condition and age of the FF&E) that are generally required of hotels which are in the System, as such operational and physical requirements may fluctuate from time to time.

          (ll) "Threshold Amount," with respect to each Conversion Hotel, means the amount set forth under the heading "Applicable Threshold Amount" opposite the name of such Conversion Hotel on Table 5-1 to this Schedule 5, as adjusted, from year to year, by any increase in the Consumer Price Index using the Consumer Price Index for 2002 as the base year. The Threshold Amount for any partial calendar year shall be prorated based upon the actual number of days in such year.

          (mm) "Transfer" means any "Transfer" of a Conversion Hotel as defined in the Franchise Documents.

          (nn) "Uniform System of Accounts" means the Uniform System of Accounts for Hotels, Ninth Revised Edition, 1996, as published by the Hotel Association of New York City, Inc.

                            TABLE 5-1 TO SCHEDULE 5

                          CONVERSION HOTEL INFORMATION

-----------------------------------------------------------------------------------------------
                                                    Allocated
                                    Allocated       Amount of                      Applicable
                                  Amount of the      Owner's                        Threshold
Conversion Hotel                   Base Amount      Priority        Base Rent        Amount
-----------------------------------------------------------------------------------------------
Addison (Dallas) RI                $ 60,000.00    $  200,000.00   $  978,428.00   $2,242,882.00
-----------------------------------------------------------------------------------------------
Arlington (DFW-South) RI             26,000.00        86,000.00      696,469.00    1,844,813.00
-----------------------------------------------------------------------------------------------
Atlanta (Downtown) RI                60,000.00       200,000.00    1,397,754.00    3,606,684.00
-----------------------------------------------------------------------------------------------
Atlanta (Peachtree) RI               60,000.00       200,000.00      991,457.00    2,269,775.00
-----------------------------------------------------------------------------------------------
Chicago (O'Hare) RI                  60,000.00       200,000.00    2,636,960.00    3,558,491.00
-----------------------------------------------------------------------------------------------
Detroit (Livonia) RI                 43,000.00       143,000.00    1,058,597.00    2,113,738.00
-----------------------------------------------------------------------------------------------
Eden Prairie RI                            N/A              N/A      873,597.00    2,217,457.00
-----------------------------------------------------------------------------------------------
Gaithersburg (Washingtonian) RI      43,000.00       143,000.00    1,409,500.00    2,198,778.00
-----------------------------------------------------------------------------------------------
Horsham TPS                           9,000.00        29,000.00      699,478.00      857,351.00
-----------------------------------------------------------------------------------------------
Innkeepers Denver (Downtown) RI            N/A              N/A      788,827.00    3,171,570.00
-----------------------------------------------------------------------------------------------
Louisville (North) RI                 9,000.00        29,000.00             N/A             N/A
-----------------------------------------------------------------------------------------------
Portland (Maine) RI                   3,000.00        23,000.00      490,879.00    1,437,209.00
-----------------------------------------------------------------------------------------------
Richmond (Northwest) RI               9,000.00        29,000.00      882,019.00    1,853,471.00
-----------------------------------------------------------------------------------------------
San Jose (South) RI                 255,000.00       855,000.00    1,918,352.00    3,248,683.00
-----------------------------------------------------------------------------------------------
San Mateo RI                         43,000.00       143,000.00    1,645,699.00    2,825,460.00
-----------------------------------------------------------------------------------------------
Silicon Valley I RI                  85,000.00       285,000.00    2,484,117.00    3,113,885.00
-----------------------------------------------------------------------------------------------
Silicon Valley II RI                 85,000.00       285,000.00    2,484,117.00    3,113,885.00
===============================================================================================
   Total                            850,000.00     2,850,000.00
                                   ===========    =============
-----------------------------------------------------------------------------------------------

                           EXHIBIT 5-2 TO SCHEDULE 5

                      FORM OF ANNUAL FINANCIAL STATEMENTS

                                [To be attached]

                                 SCHEDULE 7.1.1

               INNKEEPERS CONVERSION PARTIES' ORGANIZATIONAL CHART

                                   (Attached)

                                 SCHEDULE 7.1.4

              INNKEEPERS CONVERSION PARTIES AND AUTHORIZED OFFICERS

-------------------------------------------------------------------------------------------------------
Each of the following Innkeepers Conversion
Parties is hereby executing this Omnibus
Agreement:                                           Executed by:
-------------------------------------------------------------------------------------------------------
Innkeepers USA Trust                                 Jeffrey H. Fisher,
                                                     Chairman of the Board, Chief Executive Officer
                                                     & President
-------------------------------------------------------------------------------------------------------
Innkeepers Financial Corporation                     Jeffrey H. Fisher,
                                                     President
-------------------------------------------------------------------------------------------------------
Innkeepers USA Limited Partnership, owner of the     Jeffrey H. Fisher,
general partners of owners of the Conversion         President, Innkeepers Financial Corporation
Hotels and direct owner of Horsham TPS,
By Innkeepers Financial Corporation, Its General
Partner
-------------------------------------------------------------------------------------------------------
Innkeepers Residence Sili II, Inc., general          Jeffrey H. Fisher,
partner of the owner of Silicon Valley II RI         President
-------------------------------------------------------------------------------------------------------
Innkeepers Residence Sili II LP, direct owner of     Jeffrey H. Fisher,
Silicon Valley II RI,                                President, Innkeepers Residence Sili II, Inc.
By Innkeepers Residence Sili II, Inc., Its General
Partner
-------------------------------------------------------------------------------------------------------
Innkeepers Financial Corporation III, general        Jeffrey H. Fisher,
partner of the owners of Innkeepers Denver           President
(Downtown) RI and Silicon Valley I RI
-------------------------------------------------------------------------------------------------------
Innkeepers Residence Denver-Downtown LP, direct      Jeffrey H. Fisher,
owner of Innkeepers Denver (Downtown) RI,            President, Innkeepers Financial Corporation III
By Innkeepers Financial Corporation III, its
General Partner
-------------------------------------------------------------------------------------------------------
Innkeepers Residence Sili I LP, direct owner of      Jeffrey H. Fisher,
Silicon Valley I RI,                                 President, Innkeepers Financial Corporation III
By Innkeepers Financial Corporation III, its
General Partner
-------------------------------------------------------------------------------------------------------
Innkeepers Residence Atlanta-Downtown, Inc.,         Jeffrey H. Fisher,
general partner of the owner of Atlanta (Downtown)   President
RI
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Each of the following Innkeepers Conversion
Parties is hereby executing this Omnibus
Agreement:                                           Executed by:
-------------------------------------------------------------------------------------------------------
Innkeepers Residence Atlanta-Downtown LP, direct     Jeffrey H. Fisher,
owner of Atlanta (Downtown) RI,                      President, Innkeepers Residence Atlanta-Downtown,
By Innkeepers Residence Atlanta-Downtown, Inc.,      Inc.
its General Partner
-------------------------------------------------------------------------------------------------------
Innkeepers Residence San Mateo, Inc., general        Jeffrey H. Fisher,
partner of the owner of San Mateo RI                 President
-------------------------------------------------------------------------------------------------------
Innkeepers Residence San Mateo LP, direct owner of   Jeffrey H. Fisher,
San Mateo RI,                                        President, Innkeepers Residence San Mateo, Inc.
By Innkeepers Residence San Mateo, Inc., its
General Partner
-------------------------------------------------------------------------------------------------------
Innkeepers Residence Arlington, Inc., general        Jeffrey H. Fisher,
partner of the owner of Arlington (DFW-South) RI     President
-------------------------------------------------------------------------------------------------------
Innkeepers Residence Arlington (TX) LP, direct       Jeffrey H. Fisher,
owner of Arlington (DFW-South) RI,                   President, Innkeepers Residence Arlington, Inc.
By Innkeepers Residence Arlington, Inc., its
General Partner
-------------------------------------------------------------------------------------------------------
Innkeepers Residence Addison, Inc., general          Jeffrey H. Fisher,
partner of the owner of Addison (Dallas) RI          President
-------------------------------------------------------------------------------------------------------
Innkeepers Residence Addison (TX) LP, direct owner   Jeffrey H. Fisher,
of Addison (Dallas) RI,                              President, Innkeepers Residence Addison, Inc.
By Innkeepers Residence Addison, Inc., its General
Partner
-------------------------------------------------------------------------------------------------------
Innkeepers Residence Eden Prairie, Inc., general     Jeffrey H. Fisher,
partner of the owner of Eden Prairie RI              President
-------------------------------------------------------------------------------------------------------
Innkeepers Residence Eden Prairie LP, direct owner   Jeffrey H. Fisher,
of Eden Prairie RI,                                  President, Innkeepers Residence Eden Prairie, Inc.
By Innkeepers Residence Eden Prairie, Inc., its
General Partner
-------------------------------------------------------------------------------------------------------
Innkeepers Residence RI General, Inc., general       Jeffrey H. Fisher,
partner of the owner of Atlanta (Peachtree) RI;      President
Chicago (O'Hare) RI; Detroit (Livonia) RI;
Gaithersburg (Washingtonian) RI; Louisville
(North) RI; Richmond (Northwest) RI; and San Jose
(South) RI hotels
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Each of the following Innkeepers Conversion
Parties is hereby executing this Omnibus
Agreement:                                           Executed by:
-------------------------------------------------------------------------------------------------------
Innkeepers Residence RI General LP, direct owner     Jeffrey H. Fisher,
of Atlanta (Peachtree) RI; Chicago (O'Hare) RI;      President, Innkeepers Residence RI General, Inc.
Detroit (Livonia) RI; Gaithersburg (Washingtonian)
RI; Louisville (North) RI; Richmond (Northwest)
RI; and San Jose (South) RI hotels,
By Innkeepers Residence RI General, Inc., its
General Partner
-------------------------------------------------------------------------------------------------------
Innkeepers Residence Portland, Inc., general         Jeffrey H. Fisher,
partner of the owner of Portland (Maine) RI          President
-------------------------------------------------------------------------------------------------------
Innkeepers Residence Portland LP, direct owner of    Jeffrey H. Fisher,
Portland (Maine) RI,                                 President, Innkeepers Residence Portland, Inc.
By Innkeepers Residence Portland, Inc., its
General Partner
-------------------------------------------------------------------------------------------------------
Innkeepers Hospitality III, Inc., the Outgoing       Jeffrey H. Fisher,
Lessee (and as currently contemplated under          President
Section 2.5, the new franchisee) of Addison
(Dallas) RI; Arlington (DFW-South) RI; Atlanta
(Downtown) RI; Atlanta (Peachtree) RI; Chicago
(O'Hare)RI; Detroit (Livonia) RI; Eden Prairie RI;
Gaithersburg (Washingtonian) RI; Louisville
(North) RI; Portland (Maine) RI; Richmond
(Northwest) RI; San Jose (South) RI; San Mateo RI,
Silicon Valley II RI; and Horsham TPS
-------------------------------------------------------------------------------------------------------
Innkeepers Hospitality V, Inc., the Outgoing         Jeffrey H. Fisher,
Lessee (and as currently contemplated under          President
Section 2.5, the new franchisee) and the current
New Lessee/Franchisee of Innkeepers Denver
(Downtown) RI and Silicon Valley I RI hotels
-------------------------------------------------------------------------------------------------------
KPA Leaseco, Inc., the (as currently contemplated    Jeffrey H. Fisher,
under Section 2.5, the future, proposed) New         President
Lessee/Franchisee of Addison (Dallas) RI;
Arlington (DFW-South) RI; Atlanta (Downtown) RI;
Atlanta (Peachtree) RI; Chicago (O'Hare)RI;
Detroit (Livonia) RI; Eden Prairie RI;
Gaithersburg (Washingtonian) RI; Louisville
(North) RI; Portland (Maine) RI; Richmond
(Northwest) RI; San Jose (South) RI; San Mateo RI;
Silicon Valley II RI; and Horsham TPS
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Each of the following Innkeepers Conversion
Parties is hereby executing this Omnibus
Agreement:                                           Executed by:
-------------------------------------------------------------------------------------------------------
KPA Leaseco III, Inc., the (as currently             Jeffrey H. Fisher,
contemplated under Section 2.5, the future,          President
proposed) New Lessee/Franchisee of Innkeepers
Denver (Downtown) RI and Silicon Valley I RI
hotels
-------------------------------------------------------------------------------------------------------
Innkeepers Hospitality Management, Inc., the (as     Jeffrey H. Fisher,
currently contemplated under Section 2.5, the        President
future, proposed) New Manager of all of the
Conversion Hotels
-------------------------------------------------------------------------------------------------------

In addition, Mark Murphy is the Vice President of each entity identified above as a general partner or New Lessee and the General Counsel and Corporate Secretary of Innkeepers USA Trust.

                                  SCHEDULE 11.1

              LIST OF LENDERS AND COLLATERALIZED CONVERSION HOTELS

1.   MassMutual
     .    Silicon Valley II RI

2.   Nomura/Pacific Life Insurance Company
     .    Innkeepers Denver (Downtown) RI; and
     .    Silicon Valley I RI

3.   Wachovia National Bank/Lennar Partners Inc.
     .    Addison (Dallas) RI;
     .    Arlington (DFW-South) RI;
     .    Atlanta (Downtown) RI; and
     .    San Mateo RI

                                    EXHIBIT A

                         [FORM OF OFFICER'S CERTIFICATE]

                              OFFICER'S CERTIFICATE
                                       OF
                          INNKEEPERS CONVERSION PARTIES

     In accordance with and pursuant to the provisions of that certain OMNIBUS AGREEMENT FOR A 17 HOTEL CONVERSION (the "Omnibus Agreement") made and entered into on the 25th day of March, 2003, by and between, (a) on the one hand, Residence Inn By Marriott, Inc., a Delaware corporation ("RIBM") and TownePlace Management Corporation, a Delaware corporation ("TPMC"), affiliates of Marriott International, Inc., a Delaware corporation ("Marriott"); and (b) on the other hand, Innkeepers USA Trust, a Maryland real estate investment trust ("Innkeepers Trust"); Innkeepers Hospitality, Inc. and its sister corporations (collectively, "Outgoing Lessees"); Innkeepers Hospitality Management, Inc., a Virginia corporation ("New Manager"); KPA Leaseco, Inc. and its sister corporations, indirect subsidiaries of Innkeepers Trust (each, "New Lessee/Franchisee," and, collectively, "New Lessees/Franchisees"), and the other affiliates of Innkeepers Trust which executed the Omnibus Agreement (collectively, Innkeepers Trust, Outgoing Lessees, New Manager, New Lessees, and such affiliates are the "Innkeepers Conversion Parties," and, individually, any one of them is an "Innkeepers Conversion Party") each of the undersigned hereby certifies to Marriott as follows:

     1. I am the duly elected, qualified and acting officer of each of the Innkeepers Conversion Parties (the "Certifying Parties").

     2. I have reviewed and am familiar with the contents of this Officer's Certificate. I have reviewed and am familiar with the provisions of the Omnibus Agreement and all of the Franchise Documents.

     3. As of the date hereof, each of the representations and warranties contained in Section 8.1 of the Omnibus Agreement and in each of the Franchise Documents is true and correct, and each of the Certifying Parties is in compliance with each of the covenants contained in said agreements.

     Capitalized terms used herein but not defined have the meanings assigned to such terms in the Omnibus Agreement.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this
Officer's Certificate as of          , 2003.
                            ---------

INNKEEPERS USA TRUST


By:
    ----------------------------------------
    Name:
         -----------------------------------
    Title:
         -----------------------------------


INNKEEPERS HOSPITALITY, INC.


By:
    ----------------------------------------
    Name:
         -----------------------------------
    Title:
         -----------------------------------

I acknowledge that I am executing this Officer's Certificate on behalf of each of the entities set forth in Schedule A hereto, in my capacity as the officer of each such entity as identified in such Schedule


------------------------
Jeffrey H. Fisher

                                   SCHEDULE A

-------------------------------------------------------------------------------------------------------
Innkeepers Conversion Parties:                       Position held:
-------------------------------------------------------------------------------------------------------
Innkeepers USA Trust                                 Jeffrey H. Fisher,
                                                     Chairman of the Board, Chief Executive Officer
                                                     & President
-------------------------------------------------------------------------------------------------------
Innkeepers Financial Corporation                     Jeffrey H. Fisher,
                                                     President
-------------------------------------------------------------------------------------------------------
Innkeepers USA Limited Partnership, owner of the     Jeffrey H. Fisher,
general partners of owners of the Conversion         President, Innkeepers Financial Corporation
Hotels and direct owner of Horsham TPS, By
Innkeepers Financial Corporation, Its General
Partner
-------------------------------------------------------------------------------------------------------
Innkeepers Residence Sili II, Inc., general          Jeffrey H. Fisher,
partner of the owner of Silicon Valley II RI         President
-------------------------------------------------------------------------------------------------------
Innkeepers Residence Sili II LP, direct owner of     Jeffrey H. Fisher,
Silicon Valley II RI,                                President, Innkeepers Residence Sili II, Inc.
By Innkeepers Residence Sili II, Inc., Its General
Partner
-------------------------------------------------------------------------------------------------------
Innkeepers Financial Corporation III, general        Jeffrey H. Fisher,
partner of the owner of Innkeepers Denver            President
(Downtown) RI and Silicon Valley I RI
-------------------------------------------------------------------------------------------------------
Innkeepers Residence Denver-Downtown LP, direct      Jeffrey H. Fisher,
owner of Innkeepers Denver (Downtown) RI,            President, Innkeepers Financial Corporation III
By Innkeepers Financial Corporation III, its
General Partner
-------------------------------------------------------------------------------------------------------
Innkeepers Residence Sili I LP, direct owner of      Jeffrey H. Fisher,
Silicon Valley I RI,                                 President, Innkeepers Financial Corporation III
By Innkeepers Financial Corporation III, its
General Partner
-------------------------------------------------------------------------------------------------------
Innkeepers Residence Atlanta-Downtown, Inc.,         Jeffrey H. Fisher,
general partner of the owner of Atlanta (Downtown)   President
RI
-------------------------------------------------------------------------------------------------------
Innkeepers Residence Atlanta-Downtown LP, direct     Jeffrey H. Fisher,
owner of Atlanta (Downtown) RI,                      President, Innkeepers Residence Atlanta-Downtown,
By Innkeepers Residence Atlanta-Downtown, Inc.,      Inc.
its General Partner
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Innkeepers Conversion Parties:                       Position held:
-------------------------------------------------------------------------------------------------------
Innkeepers Residence San Mateo, Inc., general        Jeffrey H. Fisher,
partner of the owner of San Mateo RI                 President
-------------------------------------------------------------------------------------------------------
Innkeepers Residence San Mateo LP, direct owner of   Jeffrey H. Fisher,
San Mateo RI,                                        President, Innkeepers Residence San Mateo, Inc.
By Innkeepers Residence San Mateo, Inc., its
General Partner
-------------------------------------------------------------------------------------------------------
Innkeepers Residence Arlington, Inc., general        Jeffrey H. Fisher,
partner of the owner of Arlington (DFW-South) RI     President
-------------------------------------------------------------------------------------------------------
Innkeepers Residence Arlington (TX) LP, direct       Jeffrey H. Fisher,
owner of Arlington (DFW-South) RI,                   President, Innkeepers Residence Arlington, Inc.
By Innkeepers Residence Arlington, Inc., its
General Partner
-------------------------------------------------------------------------------------------------------
Innkeepers Residence Addison, Inc., general          Jeffrey H. Fisher,
partner of the owner of Addison (Dallas) RI          President
-------------------------------------------------------------------------------------------------------
Innkeepers Residence Addison (TX) LP, direct owner   Jeffrey H. Fisher,
of Addison (Dallas) RI,                              President, Innkeepers Residence Addison, Inc.
By Innkeepers Residence Addison, Inc., its General
Partner
-------------------------------------------------------------------------------------------------------
Innkeepers Residence Eden Prairie, Inc., general     Jeffrey H. Fisher,
partner of the owner of Eden Prairie RI              President
-------------------------------------------------------------------------------------------------------
Innkeepers Residence Eden Prairie LP, direct owner   Jeffrey H. Fisher,
of Eden Prairie RI,                                  President, Innkeepers Residence Eden Prairie, Inc.
By Innkeepers Residence Eden Prairie, Inc., its
General Partner
-------------------------------------------------------------------------------------------------------
Innkeepers Residence RI General, Inc., general       Jeffrey H. Fisher,
partner of the owner of Atlanta (Peachtree) RI;      President
Chicago (O'Hare) RI; Detroit (Livonia) RI;
Gaithersburg (Washingtonian) RI; Louisville
(North) RI; Richmond (Northwest) RI; and San Jose
(South) RI hotels
-------------------------------------------------------------------------------------------------------
Innkeepers Residence RI General LP, direct owner     Jeffrey H. Fisher,
of Atlanta (Peachtree) RI; Chicago (O'Hare) RI;      President, Innkeepers Residence RI General, Inc.
Detroit (Livonia) RI; Gaithersburg (Washingtonian)
RI; Louisville (North) RI; Richmond (Northwest)
RI; and San Jose (South) RI hotels,
By Innkeepers Residence RI General, Inc., its
General Partner
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Innkeepers Conversion Parties:                       Position held:
-------------------------------------------------------------------------------------------------------
Innkeepers Residence Portland, Inc., general         Jeffrey H. Fisher,
partner of the owner of Portland (Maine) RI          President
-------------------------------------------------------------------------------------------------------
Innkeepers Residence Portland LP, direct owner of    Jeffrey H. Fisher,
Portland (Maine) RI,                                 President, Innkeepers Residence Portland, Inc.
By Innkeepers Residence Portland, Inc., its
General Partner
-------------------------------------------------------------------------------------------------------
Innkeepers Hospitality III, Inc., the Outgoing       Jeffrey H. Fisher,
Lessee of Addison (Dallas) RI; Arlington             President
(DFW-South) RI; Atlanta (Downtown) RI; Atlanta
(Peachtree) RI; Chicago (O'Hare)RI; Detroit
(Livonia) RI; Eden Prairie RI; Gaithersburg
(Washingtonian) RI; Louisville (North) RI;
Portland (Maine) RI; Richmond (Northwest) RI; San
Jose (South) RI; San Mateo RI , Silicon Valley II
RI; and Horsham TPS
-------------------------------------------------------------------------------------------------------
Innkeepers Hospitality V, Inc., the Outgoing         Jeffrey H. Fisher,
Lessee of Innkeepers Denver (Downtown) RI and        President
Silicon Valley I RI hotels
-------------------------------------------------------------------------------------------------------
KPA Leaseco, Inc., the New Lessee/Franchisee of      Jeffrey H. Fisher,
Addison (Dallas) RI; Arlington (DFW-South) RI;       President
Atlanta (Downtown) RI; Atlanta (Peachtree) RI;
Chicago (O'Hare)RI; Detroit (Livonia) RI; Eden
Prairie RI; Gaithersburg (Washingtonian) RI;
Louisville (North) RI; Portland (Maine) RI;
Richmond (Northwest) RI; San Jose (South) RI; San
Mateo RI; Silicon Valley II RI; and Horsham TPS
-------------------------------------------------------------------------------------------------------
KPA Leaseco III, Inc., the New Lessee of              Jeffrey H. Fisher,
Innkeepers Denver (Downtown) RI and Silicon Valley    President
I RI hotels
-------------------------------------------------------------------------------------------------------
Innkeepers Hospitality Management, Inc., the New     Jeffrey H. Fisher,
Manager of all of the Conversion Hotels              President
-------------------------------------------------------------------------------------------------------

                                   EXHIBIT B

                  FORM OF TERMINATION OF MANAGEMENT AGREEMENT

                                (To be attached)

                          AGREEMENT FOR TERMINATION OF
                              MANAGEMENT AGREEMENT

     THIS AGREEMENT FOR TERMINATION OF MANAGEMENT AGREEMENT (this "Agreement"),
is entered into as of this        , day of      ,       ("Effective Date") by
                           -------         -----  -----
and between Innkeepers Hospitality III, Inc., a Virginia corporation with a mailing address at 306 Royal Poinciana Way, Palm Beach, Florida 33480 ("Lessee"), and RESIDENCE INN BY MARRIOTT, INC. ("Management Company"), a Delaware corporation with a mailing address at 10400 Fernwood Road, Bethesda, Maryland 20817.

                              W I T N E S S E T H:

     WHEREAS, Lessee and Management Company are parties to that certain Management Agreement dated as of [[[insert date of management agreement]]], [[[insert if applicable: which is subject to two letter agreements dated December 13, 1995 and one letter agreement dated December 30, 1997]]] (together with all amendments, the "Management Agreement") for the operation and management of a Residence Inn by Marriott located at [[[insert Inn address]]] ("Inn"); and

     WHEREAS, Lessee and Management Company desire to terminate the Management Agreement;

     NOW, THEREFORE, for the mutual covenants and considerations herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Management Agreement Terminology.

     Any capitalized term not specifically defined in this Agreement shall have the definition given such term in the Management Agreement. Any provision of the Management Agreement governing the Termination of the Management Agreement shall not be affected by this Agreement unless specifically modified herein.

     Although referred to as "Owner" in the Management Agreement, Innkeepers Hospitality III, Inc. shall be referred to throughout this Agreement as "Lessee," and each such reference herein shall have the same force and effect as if Innkeepers Hospitality III, Inc. were identified by the designation "Owner."

2. Date of Termination and Conditions Precedent to Termination.

     (a) Provided that all Conditions Precedent set forth in Paragraph 2(b) below have been fully satisfied, the Management Agreement will terminate at 11:59 PM on [[[insert date that Marriott's management will end]]] (the "Termination Date"). Revenues from room sales of the night beginning the evening of [[[insert date Marriott's management will end]]]] and ending the morning of [[[inset day after Marriott's management ends]]] will be considered as Gross

Revenues under the Management Agreement. After the Termination Date, Management Company shall have no further obligations regarding the management of the Inn.

     (b) The termination of the Management Agreement is expressly subject to, and conditioned upon, satisfaction of each and all of the following conditions precedent: (i) full execution of a License Agreement between Marriott International, Inc., ("Marriott") in its role as Franchisor, and Lessee (or its permitted assignee), in its role as Franchisee, in the form attached as an exhibit to Marriott's then-current Uniform Franchise Offering Circular, as amended by mutual agreement of Marriott and Lessee; and (ii) execution of a Release by Owner in the manner and form set forth in Exhibit A attached hereto.

3. Termination of Inn Management by Management Company.

     It is understood that following the termination of the Management Agreement, Management Company shall not provide corporate services of any kind with respect to the Inn except: (i) as set forth in the provisions of the Management Agreement that expressly survive termination; and (ii) for a period of ninety (90) days following the Termination Date, Management Company shall pay the Inn's payables resulting from operations of the Inn prior to the Termination Date to the extent sufficient funds exist in the Payables Escrow (herein defined) or from Inn operations prior to the Termination Date.

4. Termination Fee.

     Notwithstanding any provision to the contrary in the Management Agreement, and in complete satisfaction of any Termination Fee otherwise payable under the Management Agreement, Lessee shall pay Management Company a termination fee in accordance with that certain Omnibus Agreement by and between (a) on the one hand, Residence Inn By Marriott, Inc., a Delaware corporation and TownePlace Management Corporation, a Delaware corporation, affiliates of Marriott International, Inc., a Delaware corporation; and (b) on the other hand, Innkeepers USA Trust, a Maryland real estate investment trust; Innkeepers Hospitality, Inc. and its sister corporations; Innkeepers Hospitality Management, Inc., a Virginia corporation; KPA Leaseco, Inc. and its sister corporations, indirect subsidiaries of Innkeepers USA Trust, and the other affiliates of Innkeepers USA Trust which executed the Omnibus Agreement dated as of March 25, 2003, effective as of March 28, 2003.

5. Employees.

     (a) Lessee acknowledges and agrees that employees currently employed to operate the Inn are employees of Management Company or one of its affiliates ("Employees") and as such will be terminated or transferred as a result of the termination of the Management Agreement. Lessee hereby represents and warrants to Management Company that:

     (i) except for Employees identified on Schedule A (which Management Company has informed Lessee will be transferred by Management Company and thus not available to by hired by Lessee), and except for Employees that, at Lessee's request, Management Company (or its appropriate affiliate) shall "lend/lease" to Lessee (or its appropriate affiliate) under the terms and conditions set forth in the form agreement attached as

     Exhibit B hereto, Lessee will, prior to the Termination Date, offer employment at the Inn to each person who is, or will be, employed by Management Company at the Inn as of the Termination Date (collectively, the "Available Employees") at no less than the same hourly wage or annual salary, as applicable, and with substantially similar benefits, as each such Available Employee receives from Management Company as of the date of such offer of employment; Lessee shall not be liable for severance costs with respect to Available Employees to whom Lessee extends an offer of employment at the Inn under substantially similar terms and conditions prior to the Termination Date;

     (ii) for at least ninety (90) days after the Termination Date, Lessee will not terminate the employment of any one or more of the Available Employees without cause or materially alter the terms of any Available Employee's employment; and

     (iii) for at least ninety (90) days following the Termination Date, Lessee will not change the benefits offered to Available Employees by Lessee (and approved by Management Company) prior to the Termination Date.

     (b) Notwithstanding offers of employment by Lessee, Management Company shall have the right, upon reasonable notice to Lessee, to transfer Inn employees to other properties managed by Management Company or one of its affiliates. Funds placed into the escrow fund required in Section 11.11 (I) of the Management Agreement for reimbursement of employee related costs shall not be treated as Deductions. In the event any one or more Employees are eligible for Management Company's Severance Plan, severance will be paid, if at all, to Employees and charged to Lessee as a result of the termination of the Management Agreement only in accordance with the terms of said Severance Plan as administered and interpreted in the sole discretion of the Management Company as administrator of the Severance Plan.

     (c) Lessee acknowledges and agree that Management Company shall pay to each Employee directly such Employee's vested paid time off accrued as of the Termination Date. Management Company shall not be liable for Employees' vested or unvested paid time off accruing after the Termination Date.

6. Indemnification.

     Lessee, on behalf of itself and its successors and assigns, hereby agrees to indemnify, defend and hold harmless Management Company, its parent companies, subsidiaries, affiliates, and each of their officers, directors, shareholders, agents, and assigns ("Management Company Releasees") against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses, including attorneys' fees of whatever kind or nature which may be imposed on or incurred by Management Company Releasees, individually or collectively, arising out of or relating to any of the following: (i) any loss or damage to the contents of any Safe Deposit Boxes (hereafter defined) or Guest Baggage (hereafter defined); (ii) Existing Inn Contracts (hereafter defined);
(iii) severance and WARN Act (and all similar state statutes) claims by one or more Employees; and (iv) any events or occurrences, of whatever kind, relating to or arising out of ownership or management of the Inn after the Termination Date.

     From the Effective Date through the Termination Date, Management Company shall not enter into any material service contracts, equipment leases, or other such agreements with respect to the Inn that cannot be terminated without penalty. Further, Management Company covenants and agrees to manage and operate the Inn in accordance with Management Company's obligations under the Management Agreement from the Effective Date through the Termination Date.

7. Use of Names.

     As provided in Article 11.12 of the Management Agreement, the names "Marriott" and "Residence Inn by Marriott," whether used alone or in connection with another word or words, and all other Proprietary Marks shall in all events remain the exclusive property of Management Company or its affiliates. Lessee shall have no right to use the name "Marriott," "Residence Inn by Marriott," or any other Proprietary Marks in the operation of the Inn after the Termination Date unless permitted by a written contract between the parties or their affiliates.

8. Commitments.

     Lessee agrees (i) to honor and fully perform all commitments or agreements that were entered into by Management Company on behalf of the Inn on or before the Termination Date ("Existing Inn Contracts"), including, but not limited to, agreements involving room reservations, group sales events, banquet events, catered functions, service, maintenance, and equipment leases or (ii) to terminate such Existing Inn Contracts in accordance with their terms.

9. Deposits.

     All deposits, advance rents under leases, and bank accounts relating to the operation of the Inn shall be terminated or transferred to Lessee or its designee at the direction of Lessee at the time Management Company delivers the final accounting statement to Lessee as set forth in the Management Agreement.

10. Escrows.

     Pursuant to the Management Agreement, Management Company is establishing escrow funds from Gross Revenues in the following amounts that Management Company reasonably believes will be necessary in connection with the termination of the Management Agreement:

     (i) Approximately [[[insert amount based on Inn's claim history, pending claims, and location]]] for claims under worker's compensation and employer's liability ("Insurance Escrow"), with the exact amount of funds placed in said escrow to be determined by Management Company no later than fourteen (14) days after the Termination Date;

     (ii) [[[insert amount based on the Inn's prior tax audits/liabilities]]] for sales and use tax assessments ("Tax Escrow"); and

     (iii) $[[[insert amount per business agreement]]] for severance pay liabilities ("Severance Escrow");

     (iv) $ 10,000 for payment of Inn expenses and liabilities incurred on or before the Termination Date ("Payables Escrow").

Management Company shall be obligated to disburse to Lessee any funds remaining in the: (a) Insurance Escrow after[[[insert date thirty days after close of Inn's insurance cycle]]]; (b) Tax Escrow after the earlier of sixty (60) days after the completion of all audits or sixty (60) days after the expiration of any and all applicable statute of limitations; (c) Severance Escrow at the time Management Company delivers the final accounting statement to Lessee as set forth in the Management Agreement (less any funds in the Severance Escrow which Management Company reasonably determines is necessary to pay severed employees who elect to be paid out over time rather than in lump sum); and (d) Payables Escrow at the time Management Company delivers the final accounting statement to Lessee as set forth in the Management Agreement. To the extent there are insufficient funds in such escrows to reimburse Management Company for all expenses relating to such escrows or for other Deductions paid by Management Company pursuant to the Management Agreement, Lessee (or Lessee's assigns or successors) shall reimburse Management Company for all expenses relating to such expenses (including, but not limited to, severance pay and any liability arising from any WARN Act violations) within ten (10) days of being notified by Management Company of such insufficient funds and demand for reimbursement. Lessee agrees that Management Company may commingle funds in such escrows and use the escrowed funds for any of the aforementioned purposes.

11. Reserve Shortfalls.

The Reserve (as such term is defined in the Management Agreement) shall be transferred to Lessee no later than thirty (30) days after the Termination Date. With respect to FF&E costs and expenses of the Inn that are required to paid from the Reserve pursuant to Article 5.02 of the Management Agreement ("FF&E Expenses") and costs and expenses for major repairs, renovations, alternations, and improvements to the Inn required to be funded solely by Lessee pursuant to Article 5.03 of the Management Agreement ("CapEx Expenses"), Management Company shall pay such FF&E Expenses and CapEx Expenses from the Reserve. If a shortfall occurs because the FF&E Expenses and/or the CapEx Expenses of the Inn exceed the amount of the Inn's Reserve (said amount constituting a "Shortfall"), Management Company shall in its sole discretion either (i) use other Inn funds in control of Management Company to pay such Shortfall; or (ii) provide a written request to Lessee for payment of such Shortfall that describes with reasonable particularity the FF&E Expenses and/or CapEx Expenses incurred. If Management Company requests payment of a Shortfall pursuant to (ii) in the immediately preceding sentence, Lessee shall thereafter have ten (10) days within which to satisfy the demand for payment in full.

12. House Banks.

     As of the Termination Date, Lessee or its designee and Management Company shall jointly count all till money then held at the Inn for use as house banks. Upon completion of such count, all such funds will be turned over to Lessee or its designee and Lessee or its designee will deliver to Management Company a receipt thereof.

13. Safe Deposit Boxes.

     On the Termination Date, Management Company shall deliver to Lessee or its designee (i) all keys in its possession to the Inn's safe deposit boxes ("Safe Deposit Boxes"), and (ii) any receipts, agreements, and lists relating to the Safe Deposit Boxes. Additionally, on the Termination Date, the Safe Deposit Boxes shall be inventoried in the presence of representatives of both Management Company and Lessee or its designee and the contents thereof delivered to Lessee.

14. Guest Baggage.

     All baggage of guests who are still at the Inn on the Termination Date that has been checked with or left in the care of Management Company shall be inventoried and tagged jointly by Management Company and Lessee or its designee and delivered to Lessee. Any baggage or other items in the Inn's "Lost and Found" shall be inventoried in the presence of representatives of both Management Company and Lessee or its designee and delivered to Lessee. All baggage described in this paragraph 14 is collectively called "Guest Baggage".

15. Publicity.

     Except as otherwise permitted under the Omnibus Agreement, no party to this Agreement shall make any publicity releases or other public notice of the transactions described in this Agreement without the prior written consent of the other party, which consent may be conditioned upon the reasonable review and approval of the text and method of dissemination of the publicity release.

16. Construction.

     Each party hereby acknowledges that it has participated equally in the drafting of this Agreement, with assistance of counsel, and therefore that no court construing this Agreement should construe it more stringently against one party than the other.

17. Cumulative Remedies.

     All rights, benefits and remedies provided to the parties by this Agreement, or any instruments or documents executed pursuant to this Agreement, are cumulative and shall not be exclusive of any other of the rights, remedies and benefits allowed by law or equity to the parties.

18. Governing Law.

     This Agreement shall be governed by, and construed under, the laws of the State in which the Inn is located.

19. Invalid Provisions.

     If any provision of any of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws in effect from time to time, such provision shall be fully severable; this Agreement shall be construed and enforced as if the illegal, invalid, or unenforceable provision had never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to the illegal, invalid, or unenforceable provision as may be possible so as to make it legal, valid, and enforceable.

20. Multiple Counterparts.

     This Agreement may be executed in identical counterparts, each of which shall be deemed an original for all purposes and all of which shall constitute, collectively, one Agreement.

21. Authority.

     The parties hereto represent and warrant that they are duly authorized to execute and deliver this Agreement on behalf of the party in accordance with the party's organizational and governing documents, including, as applicable, corporate charter, corporate bylaws and/or partnership agreements and that this Agreement is binding upon the party in accordance with its terms.

22. Binding Effect.

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

     This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. No assignment or other transfer of the rights or obligations of the parties shall relieve the assignor or transferor of any obligations under this Agreement.

23. Waiver; Modification; Entire Agreement.

     Failure by a party to insist upon or enforce any of its rights hereunder shall not constitute a waiver thereof. Any party hereto may waive, in writing, any benefit contained in this Termination Agreement. No oral modification or waiver hereof shall be binding upon the parties, and any modification shall be in writing and signed by all parties hereto. This Agreement constitutes the entire agreement between the parties concerning termination of the Management Agreement and supercedes any and all prior understandings and agreements, oral or written, relating thereto.

24. Guarantee of Lessee's Obligations.

     As consideration and inducement for Management Company to execute this Agreement for Termination of Management Agreement, Innkeepers USA Trust ("Guarantor"), on behalf of itself and its successors and assigns hereby unconditionally warrants to Management Company and its successors and assigns that all of Lessee's obligations under the Management Agreement and this Agreement for Termination of Management Agreement will be punctually paid and performed. Upon notice from Management Company that any such obligation of Lessee has not been punctually fulfilled by Lessee, Guarantor shall immediately and fully perform such obligation.

     IN WITNESS WHEREOF, the parties have executed this Termination Agreement as of the date first above written.

                        [SIGNATURES FOLLOW ON NEXT PAGE]

"MANAGEMENT COMPANY"                   "LESSEE"

RESIDENCE INN BY MARRIOTT, INC.        [[[[INSERT NAME OF ENTITY]]]


By:                                    By:
    --------------------------------       -------------------------------------

Title                                  Title:
      ------------------------------          ----------------------------------


                                       GUARANTOR


                                       INNKEEPERS USA TRUST, a Maryland
                                       Real Estate Investment Trust,


                                       By:
                                           --------------------------------
                                       Title:
                                              -----------------------------

                                    Exhibit A
                                     RELEASE

     THIS RELEASE (this "Release") is entered into as of this           day of
                                                              ---------
      ,     , ("Effective Date") by and between Innkeepers USA Trust, a Maryland
------  ----
real estate investment trust ("Innkeepers Trust"); Innkeepers Hospitality, Inc. and its sister corporation Innkeepers Hospitality III, Inc, (the "Outgoing Lessee"), Innkeepers Hospitality Management, Inc. (the "New Manager") and KPA Leaseco, Inc. (the "New Lessee/Franchisee") (collectively, Innkeepers Trust, Outgoing Lessee, New Manager and New Lessee/Franchisee, the "Innkeepers Parties," and, individually, any one of them is an "Innkeepers Party"), and RESIDENCE INN BY MARRIOTT, INC. ("Management Company"), a Delaware corporation with a mailing address at 10400 Fernwood Road, Bethesda, Maryland 20817.

     WHEREAS, Outgoing Lessee and Management Company are parties to (i) that
certain Management Agreement dated as of                   , as amended (the
                                         ------------------
"Management Agreement"), for the operation and management of the Residence Inn
by Marriott located at                              (the "Inn"); (ii) that
                       ----------------------------
certain Agreement for Termination of Management Agreement of even date hereof ("Termination Agreement") concerning the Inn; and (iii) that certain Omnibus Agreement dated as of March 25, 2003, effective as of March 28, 2003 (the "Omnibus Agreement");

     WHEREAS, Outgoing Lessee desires to terminate the Management Agreement governing the Inn;

     WHEREAS, Management Company desires to terminate the Management Agreement provided that Lessee execute a license agreement with Marriott International, Inc. governing the Inn and execute a release of all claims relating to or arising out of Management Company's operation or management of the Inn;

     NOW, THEREFORE, without acknowledging any liability, the same being expressly denied, in consideration of the mutual covenants contained herein, and for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, it is agreed as follows:

     1. Each recital set forth above is true and correct and is incorporated as a substantive part of this Release.

     2. With the exception of any Excluded Claims (as herein defined), each of the Innkeepers Parties, for itself and all of its officers, directors, shareholders, employees, predecessors, insurers, attorneys, agents, representatives, affiliates, successors and assigns (and any affiliates, subsidiaries and/or parent companies of the foregoing) (together, the "Innkeepers Releasors"), in all cases jointly and severally, hereby releases, discharges, and forever waives and relinquishes any and all claims, demands, obligations, liabilities, defenses, affirmative defenses, set-offs, counterclaims, actions and causes of action of whatever kind or nature, whether known or unknown, which any of the Innkeepers Releasors has, may have, might have, or may assert now or in the future have against Management Company and/or any of its present or former officers, directors, shareholders, employees, predecessors, insurers, attorneys, agents, representatives, affiliates, successors and assigns (and any affiliates, subsidiaries and/or parent companies of the foregoing) (together, the "Management Company Releasees"), directly or indirectly, arising out of, based upon, or in any manner connected with any transaction, event, circumstance, action, failure to act, or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Release and occurred, existed, was taken, permitted, or begun in connection with, pursuant to, or by virtue of the Management Agreement and/or Termination Agreement or which was in any way related to or connected with Management Company's operation, management, and/or development of the Inn (including, with respect to each of the foregoing Management Company Releasees, any claims or alleged claims relating to or arising out of the financial or economic impact that any development, promotion, ownership, operation, licensing, franchising, and/or management would have or has had on the Inn arising out of or related to any other property developed, promoted, owned, operated, licensed, franchised or managed by, and of, Management Company Releasees that is in existence as of the date of this release or that has been previously identified in writing by Marriott to Innkeepers Trust; provided, however, that the foregoing release shall not apply to, or prohibit the Innkeepers Releasors from asserting, a claim for: (i) breach of the Termination Agreement, the Omnibus Agreement, or any Management Support Agreements between the parties; (ii) failure to make any payment accruing prior to the Termination of the Management Agreement but not due and payable until a date thereafter; and/or (iii) breach of any other obligation of Management Company arising after the Termination Date ("Excluded Claims").

     The release set forth above is intended to be effective as a bar to every claim stated above. Accordingly, the Innkeepers Releasors hereby expressly waives any rights and benefits conferred by Section 1542 of the California Civil Code, which provides that, "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR," and hereby expressly waives any rights and benefits conferred by any similar provision of law existing under any other applicable state or local code.

     IN WITNESS WHEREOF, the parties have executed this Release as of the Effective Date set forth above.

"MANAGEMENT COMPANY"

RESIDENCE INN BY MARRIOTT, INC.


By:
    --------------------------------
    Name:
         ---------------------------
    Title:
          --------------------------


INNKEEPERS USA TRUST


By:
    --------------------------------
    Name:
         ---------------------------
    Title:
          --------------------------


INNKEEPERS HOSPITALITY, INC.


By:
    --------------------------------
    Name:
         ---------------------------
    Title:
          --------------------------


INNKEEPERS HOSPITALITY III, INC.


By:
    --------------------------------
    Name:
         ---------------------------
    Title:
          --------------------------

                                    EXHIBIT C

                               REFERENCE AGREEMENT

                                (To be Attached)